                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 18                                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 18                                                             [X]

                        (Check appropriate box or boxes.)

                           The Staar Investment Trust
               (Exact Name of Registrant as Specified in Charter)

604 McKnight Park Drive, Pittsburgh, PA                                  15237
(Address of Principal Executive Offices)                               Zip Code)

        Registrant's Telephone Number(including Area Code) (412) 367-9076

        J. Andre Weisbrod, 604 McKnight Park Drive, Pittsburgh, PA, 15237
                    (Name and Address of Agent for Services)

                                    Copies to
                              Thomas Sweeney, Esq.,
                           Sweeney & Associates, P.C.,
                               P.O. Box 82637, 158
                              West Hutchinson Ave.,
                              Pittsburgh, PA 15218

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[ ]  on ______________ pursuant to paragraph (b)

[X]  60 days after filing pursuant to paragraph (a)

[ ]  on ________________ pursuant to paragraph (a) of Rule 485

As soon as possible after the effective date of the Registration under the Securities Act of 1933

                           THE STAAR INVESTMENT TRUST

                                   PROSPECTUS
                                   May 1, 2007

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    Contents

Information specific to each fund you should know before investing

General Bond Fund (GBF)                                                        1
ShortTerm Bond Fund (STBF)                                                     4
Larger Company Stock Fund (LCSF)                                               7
Smaller Company Stock Fund (SCSF)                                             10
International Fund (INTF)                                                     13
AltCat Fund (ACF)                                                             16

Information common to all of the funds

Management                                                                    19
Buying Shares                                                                 19
Minimum Investment                                                            20
Exchanging Shares                                                             20
Selling Shares                                                                20
Investor Services                                                             20
Policies                                                                      21
Where To Learn More About the Funds                            Inside back cover

RISK/RETURN SUMMARY

General Bond Fund (GBF)

A High Grade General Bond Fund flexibly managed as to maturities of holdings.

GOAL: Income with a concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. The range of maturity for bonds in this Fund is any length deemed appropriate by the Manager(s) depending on market conditions and trends. In general, it is expected that the average maturity of the portfolio will be between two (2) and fifteen (15) years the majority of the time.

TEMPORARY INVESTMENTS

     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2006     3.7%
2005     0.1%
2004    0.5.%
2003     4.1%
2002     7.2%
2001     7.6%
2000     9.1%
1999    -0.1%
1998     7.4%
1997*    6.4%

*    Partial Year.

The Fund's highest and lowest quarterly returns during this time period were:

Highest: 4.37% (quarter ending 9/30/01)
Lowest: -1.63% (quarter ending 3/30/04)

Average Annual Total Returns

For the periods ended December 31, 2006

STAAR GENERAL BOND FUND (GBF)1                                     1 YEAR   3 YEARS   5 YEARS   LIFE**
------------------------------                                     ------   -------   -------   ------
TOTAL RETURN BEFORE TAXES                                           3.7%      1.4%      3.1%     4.7%
Return After Taxes on Distributions (based on maximum tax rates)    2.6%      0.2%      1.7%     3.1%
Return After taxes on Distributions and Sale of Fund Shares         2.8%      1.0%      2.3%     3.3%
LB Intermediate Gov't/Credit Index2
   (Reflects no deductions for taxes, fees or sales charges)        4.1%      2.9%      4.5%     5.9%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**   Since the Fund's public inception on 5/28/97.

1 On August 12, 2004 the shareholders approved fundamental changes to the Intermediate Bond Fund. The name was changed to the General Bond Fund and the objectives were changed to allow the managers to choose average maturities in a flexible manner in response to market conditions. Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.

2 The Lehman Bros. Intermediate Government/Corporate Index is a broad bond market index including both corporate investment grade and government (Treasury and gov. agency) indexes including bonds with maturities up to 10 years. The published returns are total returns including reinvestment of dividends. The index is unmanaged and does not have expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

GBF Ending Value: $16,302   Lehman Bros Intermediate Gov't/Credit Index: $18,186

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/06.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management Fees*                  0.50%
Distribution (12b-1) Fees (1)*    0.25%
Other Expenses (2)                0.81%
Total Annual Operating Expenses   1.56%*

* Expenses shown are the maximum that could have been charged. Actual net 12b-1 Expenses were 0.08% in 2006. Actual Other Expenses were .81%. The Adviser voluntarily waived management fees of $0.01 per share in 2006 to bring management fees down to 0.44% from the contractual .50% rate. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 1.33%.

(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
 164       516      905     2,060

INVESTMENT STRATEGIES AND RELATED RISKS

     The General Bond Fund's objective is to produce income with a concern for safety of principal.

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. These may include U.S. Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Student Loan Marketing Association and the Tennessee Valley Authority. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.

     The Fund's strategy includes a limitation to investment grade debt instruments (bonds). At the time of purchase, instruments will be rated AAA, AA, A or BBB by Standard & Poors Corporation. These top four categories are considered to be "investment grade". If a holding's rating falls below BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling. The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.

     At least 40% of its assets must be invested in securities issued by the U.S. government or government agencies. This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.

     The managers are given a high degree of flexibility in choosing maturities. In times of rising interest rates, their objective will be to have shorter average maturities and in times of stable or falling interest rates, their objective will be to obtain longer maturities. As a result, this Fund will, from time to time, be either an intermediate bond fund, or a long-term bond fund, depending upon its portfolio at the time.

     The investment strategy includes intent to hold most bonds to maturity and minimize trading unless market conditions or liquidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs.

     The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative. Third, the manager will consider any call provisions. Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money.

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bond holder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

SELECTED PER-SHARE DATA YEAR END DECEMBER 31      2006    2005    2004    2003    2002    2001    2000     1999    1998   1997**
--------------------------------------------     ------  ------  ------  ------  ------  ------  ------  -------  ------  ------
Net Asset Value Beg. of Period                   $10.06  $10.45  $10.75  $10.99  $10.59  $10.29  $ 9.96  $ 10.45  $10.22  $ 9.97
                                                 ------  ------  ------  ------  ------  ------  ------  -------  ------  ------
Net Investment Income                              0.35    0.35    0.31    0.39    0.41    0.52    0.55     0.54    0.57    0.33
Net realized and unrealized gains on securities    0.01   (0.34)  (0.25)   0.05    0.35    0.26    0.32    (0.49)   0.19    0.21
                                                 ------  ------  ------  ------  ------  ------  ------  -------  ------  ------
Total income from investment operations            0.36    0.01    0.06    0.44    0.76    0.78    0.87     0.05    0.76    0.54
                                                 ------  ------  ------  ------  ------  ------  ------  -------  ------  ------
Dividends from net Investment Income              (0.31)  (0.40)  (0.36)  (0.49)  (0.35)  (0.46)  (0.54)   (0.48)  (0.51)  (0.28)
Distributions From Capital Gains                   0.00    0.00    0.00   (0.19)  (0.01)  (0.02)   0.00     0.00   (0.02)  (0.01)
                                                 ------  ------  ------  ------  ------  ------  ------  -------  ------  ------
Total Distributions                               (0.31)  (0.40)  (0.36)  (0.68)  (0.36)  (0.48)  (0.54)   (0.48)  (0.53)  (0.29)
                                                 ------  ------  ------  ------  ------  ------  ------  -------  ------  ------
Net Asset Value, end of year                     $10.11  $10.06  $10.45  $10.75  $10.99  $10.59  $10.29  $  9.96  $10.45  $10.22
Total Return (%)                                    3.7%    0.1%    0.5%    4.1%    7.2%    7.6%    9.1%   -0.05%    7.4%    5.4%**
                                                 ======  ======  ======  ======  ======  ======  ======  =======  ======  ======
   Ratios/Supplemental Data
Net Assets at End of Year (in $1000's)           $ 3689  $ 1792  $ 2364  $ 2923  $ 4378  $ 2868  $ 1564  $  1574  $ 1154  $  622
Ratio of Expenses to Average Net Assets (%) *      1.33%   1.31%   1.60%   1.30%   1.51%    .72%   0.72%    0.72%   0.58%   0.58%
Ratio of Net Inv Income to Avg Net Assets (%)      3.47%   3.40%   2.88%   3.56%   3.79%   4.95%   5.49%    5.31%   5.48%   3.26%
Portfolio Turnover Rate                           40.48%  17.84%   31.8%  35.97%  21.60%  33.76%  14.77%   11.85%  22.54%   6.78%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

**   Partial year--since Public inception 5/28/97.

RISK/RETURN SUMMARY

Short Term Bond Fund (STBF)
A High Grade Short-Term Bond Fund

GOAL: Income with a concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. In general, it is expected that the average maturity of the portfolio will be between six (6) months and three (3) years the majority of the time. At least 40% of its assets must be invested in securities issued, guaranteed or otherwise backed by the U.S. government or government agencies and at time of purchase instruments will be rated BBB or higher (investment grade).

TEMPORARY INVESTMENTS:

The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Longer-term bonds generally have higher volatility than shorter-term bonds. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2006     3.5%
2005     0.1%
2004    -0.2%
2003     5.9%
2002     8.3%
2001     7.5%
2000     9.4%
1999    -4.5%
1998     8.6%
1997*   11.4%

*    Partial Year

The Fund's highest and lowest quarterly returns during this time period were:

Highest: 4.86% (quarter ending 09/30/98)
Lowest:  -2.50% (quarter ending 12/31/99)

Average Annual Total Returns
For the periods ended December 31, 2006

STAAR SHORT TERM BOND FUND (STBF)1         1 YEAR   3 YEAR   5 YEAR   LIFE*
------------------------------------       ------   ------   ------   -----
TOTAL RETURN BEFORE TAXES                   3.5%     1.1%     3.5%     5.1%
Return After Taxes on Distributions
   (based on maximum tax rates)             2.6%     0.2%     1.7%     3.1%
Return After taxes on Distributions and
   Sale of Fund Shares                      2.6%     0.8%     2.7%     3.6%
Lehman Brothers 1-3 Year Gov't Index 2
   (Reflects no deductions for taxes,
   fees or expenses)                        4.1%     2.3%     3.0%     4.3%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**   Since the Fund's public inception on 5/28/97.

1 On August 12, 2004 the shareholders approved fundamental changes to the Long Term Bond Fund. It was changed in both name and objective to Short Term Bond Fund. Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.

2 The Lehman Bros. 1-3 Government Bond Index includes both the Treasury Bond index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). Bonds will have maturities between 1 and 3 years.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

STBF Ending Value: $16,124 Lehman Bros. 1-3 Government Bond Index: $15,966

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/06.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management Fees*                   0.40%
Distribution (12b-1) Fees (1)*     0.25%
Other Expenses (2)                 0.82%
Total Annual Operating Expenses*   1.47%

* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.05% in 2006. Actual Other Expenses were 0.82%. The Adviser voluntarily waived management fees of $0.01 in 2006 to bring management fees down to 0.25% from the contractual .40% rate. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 1.12%.

(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
 154       487      853     1,941

INVESTMENT STRATEGIES AND RELATED RISKS

     The Short Term Bond Fund's main objective is to produce income with a concern for safety of principal.

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. These may include U.S. Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Student Loan Marketing Association and the Tennessee Valley Authority. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.

     The Fund's strategy includes a limitation to higher quality debt instruments (bonds). At the time of purchase, instruments will be rated AAA, AA, A or BBB by Standard & Poors Corporation. These top four categories are considered to be "investment grade". If a holding's rating falls below BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling. The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.

     At least 40% of its assets must be invested in securities issued by the U.S. government or government agencies. This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.

     Bonds will normally have a maturity of between three (3) months and five
(5) years when purchased. The average weighted maturity of the portfolio will be between six (6) months and three (3) years the majority of the time.

     The investment strategy includes intent to hold most bonds to maturity and minimize trading unless average maturity considerations, changes in credit quality, market conditions or liquidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs. The Fund may increase or decrease its cash position depending on risk management and liquidity considerations.

     The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative. Third, the manager will consider any call provisions. Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.

          The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities; therefore, the longer the maturity, the greater the change in value when interest rates go up or down.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bondholder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

SELECTED PER-SHARE DATA YEAR END DECEMBER 31          2006   2005   2004   2003    2002    2001    2000    1999    1998   1997**
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
SELECTED PER-SHARE DATA YEAR END DECEMBER 31
Net Asset Value beg. of period                         9.21   9.40   9.85  $11.02  $10.62  $10.43  $10.09  $11.16  $10.81  $10.07
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Net investment income                                  0.28   0.24   0.24    0.50    0.48    0.61    0.62    0.60    0.63    0.37
Net realized and unrealized gains on securities        0.04  (0.23) (0.26)   0.15    0.40   (0.17)   0.31   (1.10)   0.30    0.78
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Total income from investment operations                0.32  (0.01) (0.02)   0.65    0.88    0.78    0.93   (0.50)   0.93    1.15
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Dividends from net investment income                  (0.23) (0.20) (0.31)  (0.86)  (0.48)  (0.58)  (0.59)  (0.56)  (0.58)  (0.41)
Distributions From capital gains                       0.00   0.00  (0.12)   0.96    0.00   (0.01)   0.00   (0.05)   0.00    0.00
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Total Distributions                                   (0.23) (0.20) (0.43)  (1.82)  (0.48)  (0.59)  (0.59)  (0.61)  (0.58)  (0.41)
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Net Asset Value, end of period                         9.30   9.21   9.40  $ 9.85  $11.02  $10.62  $10.43  $10.09  $11.16  $10.81
Total Return (%)                                        3.5%   0.1%  -0.2%    5.9%    8.3%    7.5%    9.4%   -4.5%    8.6%   11.4%**
                                                      =====  =====  =====  ======  ======  ======  ======  ======  ======  ======
   Ratios/Supplemental Data
Net Assets at end of period (in $1000's)               1494    984    602  $  415  $ 1630  $ 1227  $  889  $  807  $  598  $  339
Ratio of Expenses to Average Net Assets (%) *          1.12%  1.02%  1.53%   1.20%   1.59%   0.81%   0.81%   0.81%   0.69%   0.70%
Ratio of Net Investment Income to Avg Net Assets (%)   3.04%  2.60%  2.49%   4.57%   4.50%   5.73%   6.10%   5.28%   5.70%   3.54%
Portfolio Turnover Rate                               11.79% 48.02% 86.65%   8.53%  19.70%  25.23%   7.74%   4.10%   6.40%   0.00%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

**   Partial Year--since public inception on 5/28/1997.

RISK/RETURN SUMMARY

Larger Company Stock Fund (LCSF)

A fund of funds in which the underlying investments are primarily common stocks of large companies and larger mid-cap companies.

GOAL: Growth with Some Income

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests primarily in other mutual funds that invest in stocks of large and larger mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of over $3 billion.

     In terms of market composition, the majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     Most mutual funds and stocks owned are expected to produce some dividend income.

TEMPORARY INVESTMENTS

     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2006      9.4%
2005      3.7%
2004     10.6%
2003     20.7%
2002    -18.1%
2001     -9.9%
2000     -2.7%
1999     16.1%
1998     13.1%
1997*    13.2%

*    Partial Year

The Fund's highest and lowest quarterly returns during this time period were:

Highest: 17.8% (quarter ending 12/31/98)
Lowest:  -14.98% (quarter ending 9/30/02)

Average Annual Total Returns
For the periods ended December 31, 2006

STAAR LARGER COMPANY STOCK FUND (LCSF)    1 YEAR   3 YEARS   5 YEAR   LIFE*
--------------------------------------    ------   -------   ------   -----
TOTAL RETURN BEFORE TAXES                   9.4%     7.9%     4.4%     5.1%
Return After Taxes on Distributions
   (based on maximum tax rates)             9.0%     7.7%     4.3%     4.4%
Return After taxes on Distributions and
   Sale of Fund Shares                      7.6%     6.8%     3.8%     4.3%
500 Index (1) (Reflects no deductions
   for taxes, fees or expenses)            15.8%    10.4%     6.2%     7.2%

*    Since the Fund's public inception on 5/28/97.

(1) The S&P 500 is a broad market index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average which emphasizes the largest companies. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

LCSF Ending Value: $16,185 S&P 500 Stock Index: $19,920

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/06.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management Fees*                    0.90%
Distribution (12b-1) Fees (1)*      0.25%
Other Expenses (2)                  0.88%
Acquired Fund Fees & Expenses (3)   0.85%
Total Annual Operating Expenses     2.88%

* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.06% in 2006. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 2.69%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."

(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  302      953     1,671    3,804

INVESTMENT STRATEGIES AND RELATED RISKS

     The Larger Company Stock Fund's objective is to produce long term growth of capital with some income by investing primarily in common stocks of U.S. based large and mid-sized companies, including other mutual funds that invest primarily in such stocks. Larger companies are defined as those having a market capitalization (size) of $3 billion or more.

     The majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings.

     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad stock market as opposed to any one index. From time to time open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value.

     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

     In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                                       2006   2005   2004   2003    2002    2001    2000    1999    1998   1997**
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
SELECTED PER-SHARE DATA YEAR END DECEMBER 31
Net asset value beg. of period                        13.14  12.67  11.45  $ 9.49  $11.58  $12.85  $13.98  $12.99  $12.16  $11.66
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Net investment income                                 (0.08) (0.12) (0.11)  (0.07)  (0.09)  (0.01)  (0.02)  (0.02)   0.03    0.15
Net realized and unrealized gains on securities        1.32   0.59   1.33    2.03   (2.00)  (1.26)  (0.32)   2.12    1.56    1.39
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Total income from investment operations                1.24   0.47   1.22    1.96   (2.09)  (1.27)  (0.34)   2.10    1.59    1.54
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Dividends from net investment income                   0.00   0.00   0.00    0.00    0.00    0.00    0.00    0.00   (0.04)  (0.13)
Distributions From capital gains                       0.33   0.00   0.00    0.00    0.00    0.00   (0.79)  (1.11)  (0.72)  (0.91)
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Total Distributions                                    0.33   0.00   0.00    0.00    0.00    0.00   (0.79)  (1.11)  (0.76)  (1.04)
                                                      -----  -----  -----  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of period                        14.05  13.14  12.67  $11.45  $ 9.49  $11.58  $12.85  $13.98  $12.99  $12.16
Total Return (%)                                        9.4%   3.7%  10.6%   20.7%  -18.1%   -9.9%   -2.7%   16.1%   13.1%   13.2%**
                                                      =====  =====  =====  ======  ======  ======  ======  ======  ======  ======
   Ratios/Supplemental Data
Net assets at end of period (in $1000's)               4488   4787   5015  $ 4086  $ 2737  $ 2843  $ 2679  $ 2430  $ 1852  $ 1276
Ratio of expenses to average net assets (%) *          1.84%  1.97%  1.94%   1.68%   1.89%   0.99%   0.99%   0.99%   1.00%   0.25%
Ratio of net investment income to avg net assets (%)   -.56%  -.94%  -.92%  -0.71%  -0.88%  -0.11%  -0.14%  -0.13%   0.23%   1.81%
Portfolio turnover rate                               22.95% 14.00% 35.19%  46.31%  24.08%  16.09%  19.69%   6.52%  30.21%   7.84%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

**   Partial Year--since public inception on 5/28/1997.

RISK/RETURN SUMMARY

Smaller Company Stock Fund (SCSF)

     A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies.

GOAL: Long Term Growth

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests primarily in other mutual funds in that invest in stocks of small-cap, micro-cap and smaller mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of under $3 billion.

          In terms of market composition, the majority of holdings are intended to represent primarily United States based small companies with market capitalization (size) of under $1 billion. Some holdings will include smaller mid-cap stocks having market capitalization between $1 billion and $3 billion. The Fund may also hold Micro-cap stocks having market capitalization of under $100 million. While some mutual funds owned by the SCSF may own some larger companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.

          A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

TEMPORARY INVESTMENTS

          The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.

MAIN RISKS:

          It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2006     14.2%
2005      5.2%
2004     12.7%
2003     41.2%
2002    -17.5%
2001      0.9%
2000      1.1%
1999     30.4%
1998      2.9%
1997*    13.9%

*    Partial Year

The Fund's highest and lowest quarterly returns during this time period were:

Highest: 26.53% (quarter ending 12/31/99)
Lowest: -19.34% (quarter ending 9/30/98)

Average Annual Total Returns
For the periods ended December 31, 2006

STAAR SMALLER COMPANY STOCK FUND (SCSF)      1 YEAR   3 YEARS   5 YEARS   LIFE*
---------------------------------------      ------   -------   -------   -----
TOTAL RETURN BEFORE TAXES                     14.2%    10.6%      9.6%     9.8%
Return After Taxes on Distributions
   (based on maximum tax rates)               10.5%     8.6%      8.3%     8.4%
Return After taxes on Distributions and
   Sale of Fund Shares                        14.7%    10.9%      9.1%     8.5%
Russell 2000 Index(1) (Reflects no
   deductions for taxes, fees or expenses)    18.4%    13.6%     11.4%     9.4%

*    Since the Fund's public inception on 5/28/97.

1 The Russell 2000 Index is a broad index which consists of the 2000 smallest companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

SCSF Ending Value: $24,673   Russell 2000 Index: $23,316

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/06.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management  Fees                    0.90%
Distribution (12b-1) Fees (1)       0.25%
Other Expenses (2)                  0.88%
Acquired Fund Fees & Expenses (3)   1.29%
Total Annual Operating Expenses     3.32%

* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.06% in 2006. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 3.13%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."

(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  349     1,099    1,926    4,385

INVESTMENT STRATEGIES AND RELATED RISKS

     The Smaller Company Stock Fund's objective is to produce long term growth of capital by investing primarily in common stocks of U.S. based small and mid-sized companies, including other mutual funds that invest primarily in such stocks. Smaller companies are defined as those having a market capitalization
(size) of less than $3 billion. "MicroCap" stocks with market capitalization of under $100 million may also be owned.

     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a broadly diversified mix of investment styles and portfolios. From time to time open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value. Under normal conditions the Fund will invest at least 65% of its assets in these types of investments.

     In terms of investment styles, the fund will generally employ a mix of growth and value management, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

     In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                            SELECTED PER-SHARE DATA
                              YEAR END DECEMBER 31

                                    2006     2005     2004     2003     2002     2001     2000     1999     1998    1997**
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value beg. of period      14.85    15.43    14.53   $10.29   $12.47   $12.54   $13.86   $11.45   $11.45   $10.32
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment income               (0.17)    0.00    (0.26)   (0.19)   (0.21)   (0.10)   (0.09)   (0.09)   (0.05)   (0.02)
Net realized and unrealized
   gains on securities               2.26     0.81     2.10     4.43    (1.97)    0.21     0.28     3.61     0.38     1.47
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total income from investment
   operations                        2.09     0.81     1.84     4.24    (2.18)    0.11     0.19     3.52     0.33     1.45
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Dividends from net investment
   income                            0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from capital gains    (3.07)   (1.39)   (0.94)    0.00     0.00    (0.18)   (1.51)   (1.11)   (0.33)   (0.32)
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions                 (3.07)   (1.39)   (0.94)    0.00     0.00    (0.18)   (1.51)   (1.11)   (0.33)   (0.32)
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period      13.87    14.85    15.43   $14.53   $10.29   $12.47   $12.54   $13.86   $11.45   $11.45
Total return (%)                     14.2%     5.2%    12.7%    41.2%   -17.5%     0.9%     1.1%    30.8%     2.9%    13.9%**
                                   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
   Ratios/Supplemental Data
Net assets at end of period (in
   $1000's)                        $ 4851   $5,026   $5,551   $4,592   $ 2607   $ 3048   $ 2669   $ 2279   $ 1612   $ 1177
Ratio of expenses to average net
   assets (%) *                      1.83%    1.96%    1.94%    1.66%    1.89%    0.99%    0.99%    0.99%    0.99%    1.01%
Ratio of net investment income
   to avg net assets (%)            -1.06%   -1.50%   -1.73%   -1.66%   -1.80%   -0.81%   -0.59%   -0.73%   -0.47%   -0.22%
Portfolio turnover rate             37.46%   23.04%   33.58%   45.72%   32.79%    4.31%    4.05%   33.53%    6.45%    4.04%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

**   Partial Year--since pubic inception on 5/28/1997.

RISK/RETURN SUMMARY

INTERNATIONAL FUND (INTF)

     A fund of funds investing primarily in stocks of companies in countries outside the United States, including emerging markets.

GOAL: Long term growth primarily through investments in international stocks.

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests primarily in other mutual funds in that invest in stocks of foreign countries, including emerging markets.

     A strategic goal is to maintain a broad mix of countries and industries. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower exposure to geographical regions and/or industry sectors. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks.

     In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     Fund assets will be invested in foreign stocks or other mutual funds that hold predominantly foreign stock. Occasionally, a global fund having some U.S. investments may be included. The majority of the Fund's investments will be in the stocks of developed nations outside the United States.

     Emerging markets are considered an increasingly important component of the global economy. Therefore, the Fund's strategy includes ongoing investments in developing countries. The Fund may not invest more than 35% of the Fund's assets in emerging markets.

TEMPORARY INVESTMENTS

The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in international stocks as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general international stock market declines or if the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy specific securities, sectors or regions. Individual stocks or sectors can go down in value even when the general market is up. International markets present additional risks, including political and currency exchange risks. These risks can be greater in emerging markets. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2006     21.4%
2005     16.8%
2004     18.9%
2003     31.9%
2002    -14.3%
2001    -17.2%
2000    -16.8%
1999     38.7%
1998      3.3%
1997*    -5.6%

*    Partial Year

The Fund's highest and lowest quarterly returns during this time period were:

Highest:    21.33% (quarter ending 12/31/99)
Lowest:    -17.97% (quarter ending 9/30/02)

Average Annual Total Returns For the periods ended December 31, 2006

STAAR International Fund (INTF)                                          1 YEAR   3 YEARS   5 YEARS   LIFE*
-------------------------------                                          ------   -------   -------   -----
Total Return Before taxes                                                 21.4%    19.0%     13.8%     6.2%
Return After Taxes on Distributions (based on maximum tax rates)          20.3%    18.7%     13.5%     5.4%
Return After taxes on Distributions and Sale of Fund Shares
(Reflects tax savings on realized losses)                                 17.4%    16.6%     12.1%     5.1%
MSCI EAFE Index1 (Reflects no deductions for taxes, fees or expenses)     26.3%    19.9%     15.0%     7.3%

1 The MSCI EAFE index is a broad international index widely accepted as a benchmark for international stock performance. It consists of an aggregate of 21 individual country indexes, which represent the major world, markets. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

*    Since the Fund's public inception on 5/28/97.

LINE GRAPH

          The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

INTF Ending Value: $17,797   EAFE International Index: $19,920

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/06.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management  Fees                    0.90%
Distribution (12b-1) Fees (1)       0.25%
Other Expenses (2)                  0.88%
Acquired Fund Fees & Expenses (3)   1.22%
Total Annual Operating Expenses     3.25%

* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.09% in 2006. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 3.09%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."

(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.

(4)  Foreign taxes paid are not shown here.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  341     1,076    1,886    4,292

INVESTMENT STRATEGIES AND RELATED RISKS

     The International Fund's objective is to produce long term growth of capital by investing primarily in equity securities in markets outside the United States, including emerging markets.

     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad international market, including small and developing countries. From time to time open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value. Large, mid-sized and small companies may be owned.

     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style, region or industry sector as well as the risks inherent in having too few holdings.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co. LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                             SELECTED PER-SHARE DATA
                              YEAR END DECEMBER 31

                                                2006    2005    2004    2003    2002    2001    2000    1999    1998   1997**
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value beg. of period                  13.54   11.59    9.74  $ 7.40  $ 8.64  $10.48  $14.08  $10.60  $10.50  $11.73
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net investment income                           (0.01)  (0.04)  (0.06)   0.02   (0.09)   0.03    0.02    0.05    0.07    0.12
Net realized and unrealized gains on
   securities                                    2.90    1.99    1.91    2.33   (1.15)  (1.84)  (2.36)   4.06    0.31   (0.78)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total income from investment operations          2.89    1.95    1.85    2.35   (1.24)  (1.81)  (2.34)   4.11    0.38   (0.66)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Dividends from net investment income             0.00    0.00    0.00   (0.01)   0.00   (0.03)  (0.02   (0.05)  (0.08)  (0.10
                                                                                                       ------  ------  ------
Distributions from capital gains                (0.81)   0.00    0.00    0.00    0.00   (0.00)  (1.24)  (0.58)  (0.20)  (0.47)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions                             (0.81)   0.00    0.00    0.01    0.00   (0.03)  (1.26)   0.63   (0.28)  (0.57)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net Asset Value, end of Period                  15.62   13.54   11.59  $ 9.74  $ 7.40  $ 8.64  $10.48  $14.08  $10.60  $10.50
Total return (%)                                 21.4%   16.8%   18.9%   31.9%  -14.3%  -17.2%  -16.8%   38.7%    3.3%  -5.64%**
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   Ratios/Supplemental Data
Net assets at end of period (in $1000's)       $ 5379  $ 4750  $ 4033  $ 3032  $ 1675  $ 1924  $ 2108  $ 2179  $ 1608  $ 1126
Ratio of expenses to average net assets (%) *    1.86%   1.99%   1.96%   1.75%   1.90%   0.99%   0.99%   0.99%   0.99%   0.70%
Ratio of net investment income to avg net
   assets (%)                                   -0.06%   -.34%   -.63%   0.24%  -1.07%   0.31%   0.15%   0.39%   0.65%   1.04%
Portfolio turnover rate                         15.66%  16.23%  16.99%   29.1%  24.08%  15.74%  10.81%  13.12%   2.30%   0.00%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

**   Partial Year--since pubic inception on 5/28/1997.

RISK/RETURN SUMMARY

AltCat (Alternative Categories) Fund (ACF)

     A flexibly-managed, multi-asset global fund of funds investing primarily in assets which offer opportunities for growth of capital.

GOAL: Long-term growth through broadly diversified global investments.

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund's main strategy is to identify investment opportunities that will participate in long-term or short-term trends. The Fund may invest in any kind of investment security allowable under securities laws. Under normal conditions, at least 80% of the Fund's assets will be invested in other mutual funds or securities that may or may not fit the general asset allocation categories of the other Funds in the Trust (IBF, LTBF, LCSF, SCSF and INTF).

TEMPORARY INVESTMENTS

     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund can decrease in value if the U.S. stock markets or the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions, changes in currency values or simply because more investors have decided to sell than buy certain securities or categories of securities. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations. In addition, some countries are not as compliant as the U.S. regarding the Y2K computer problem, which could add some risk to this Fund.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2006     11.7%
2005     11.9%
2004     12.6%
2003     28.4%
2002    -15.8%
2001    -10.0%
2000      5.5%
1999     30.8%
1998     -5.8%
1997*    -0.4%

The Fund's highest and lowest quarterly returns during this time period were:

Highest:    14.94% (quarter ending 12/31/99)
Lowest:    -14.98% (quarter ending 9/30/02)

Average Annual Total Returns For the periods ended December 31, 2006

STAAR ALTCAT FUND (ACF)                                               1 YEAR   3 YEARS   5 YEARS   LIFE*
-----------------------                                               ------   -------   -------   -----
TOTAL RETURN BEFORE TAXES                                              11.7%     12.0%     8.7%     6.1%
Return After Taxes on Distributions (based on maximum tax rates)        9.9%     11.2%     8.3%     5.5%
Return After taxes on Distributions and Sale of Fund Shares            10.3%     10.7%     7.7%     5.2%
S&P 500 Index 1 (Reflects no deductions for taxes, fees or expenses)   15.8%     10.4%     6.2%     7.2%

*    Since the Fund's public inception on 5/28/97.

1 The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average which emphasizes the largest companies. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH

          The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

ACF Ending Value: $17,688 S&P 500 Index: $19,466

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/06.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management  Fees                    0.90%
Distribution (12b-1) Fees (1)       0.25%
Other Expenses (2)                  0.89%
Acquired Fund Fees & Expenses (3)   0.86%
Total Annual Operating Expenses     2.90%

* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.11% in 2006. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 2.76%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."

(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.

(4)  Foreign taxes paid are not shown here.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

Year 1   Year 3   Year 5   Year 10
   305      960    1,683    3,830

INVESTMENT STRATEGIES AND RELATED RISKS

     The AltCat Fund's objective is to produce long term growth of capital through broadly diversified global investment in securities that have the potential to participate in long-term or short-term trends. The projected increase in demand for energy by developing nations is an example of a long-term trend.

     The Fund may invest in any kind of domestic or foreign security allowable under securities laws.

     Mutual funds are owned by the ACF. They are chosen to provide a variety of investment styles and portfolios. Open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund.

Large, mid-sized and small companies may be owned. The Fund may also purchase bonds, real estate investment trusts (REITs), mortgage securities preferred stocks, convertible securities and precious metals. Investments are chosen to provide a mix of investment styles and portfolios that represent a broad global investment market as opposed to any one market or index.

     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular security or mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. A fund and its manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund fails to perform up to expectations, it may be sold. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency. To the extent that an investment is concentrated in a particular country or region, risk can be amplified.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Debt Instruments -- To the extent that the Fund invests in any debt instruments, such investments would entail the risks associated with those instruments, including changes in interest rates, default risk and credit rating changes.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co. LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

SELECTED PER-SHARE DATA YEAR END DECEMBER 31    2005    2005    2004    2003    2002    2001    2000    1999    1998   1997**
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   Net asset value beg. of period               14.28   13.25   11.77  $ 9.17  $10.89  $12.29  $12.35  $ 9.67  $10.53  $10.68
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   Net investment income                        (0.08)  (0.13)  (0.14)  (0.10)  (0.10)  (0.01)   0.01    0.06    0.13    0.11
   Net realized and unrealized gains on
      securities                                 1.75    1.70    1.62   (2.70)  (1.62)  (1.22)   0.69    2.93   (0.73)  (0.16)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   Total income from investment operations       1.67    1.57    1.48    2.61   (1.72)  (1.23)   0.70    2.99   (0.60)  (0.05)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   Dividends from net investment income          0.00    0.00    0.00    0.00    0.00    0.00   (0.01)  (0.06)  (0.13)  (0.09
   Distributions from capital gains             (1.49)  (0.54)   0.00    0.00    0.00   (0.17)  (0.75)  (0.25)  (0.13)  (0.01)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   Total distributions                          (1.49)  (0.54)   0.00    0.00    0.00   (0.17)  (0.76)  (0.31)  (0.26)  (0.10)
                                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   Net Asset Value, end of Period               14.46   14.28   13.25  $11.77  $ 9.17  $10.89  $12.29  $12.35  $ 9.67  $10.53
   Total return (%)                              11.7%   11.9%   12.6%   28.4%  -15.8%  -10.0%    5.5%   30.8%   -5.8%   -0.4%**
                                               ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
      Ratios/Supplemental Data
   Net assets at end of period (in $1000's)    $3,095  $3,445  $2,956  $ 2266  $ 1080  $ 1094  $  958     570  $  374  $ 307
   Ratio of expenses to average net
      assets (%) *                               1.89%   2.01%   2.01%   1.77%   1.88%   0.99%   0.99%   0.99%   0.99%   0.77%
   Ratio of net investment income to avg net
      assets (%)                                -0.55%  -0.94%  -1.18%  -0.97%  -0.97%  -0.08%   0.04%   0.52%   1.24%   1.00%
   Portfolio turnover rate                      11.08%  35.48%  28.58%  33.19%  18.61%   0.00%   5.11%   4.15%   0.02%   2.74%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

**   Partial Year--since pubic inception on 5/28/1997.

INFORMATION COMMON TO ALL OF THE FUNDS

MANAGEMENT

     STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237 is the Fund's investment advisor. Mr. J. Andre Weisbrod, President of SFA, is the Portfolio Manager of each Fund and has been primarily responsible for all Funds' day-to-day management since inception. Mr. Weisbrod's experience includes management of these Funds since private inception on 4/4/96. He has been President and CEO of SFA since 1993, providing financial planning and investment advisory services to individual and corporate clients. He has also been a registered securities representative since 1983. His broker-dealer affiliation since7/1/98 has been with Olde Economie Financial Consultants. Additional information is provided in the Statement of Additional Information (SAI), which may be obtained from Shareholder Services. A discussion of the factors the Funds' Independent Trustees considered in approving the Advisory contract are set forth in the Funds Annual and Semi-Annual reports to Shareholders and in the Statement of Additional Information.

     As provided in the Advisory Agreement, SFA also provides other services (directly or indirectly) in addition to investment management, including transfer agency, shareholder services, data entry and bookkeeping.

     The Funds paid the following fees to the Advisor in 2006 as a percentage of average net assets:

            GBF   STBF   LCSF   SCSF   INTF   ACF
2006 Fees   .44%   .25%   .90%   .90%   .90%  .90%

     Management fees for the GBF and STBF in 2006 reflect fees voluntarily waived by the Adviser of $.01 per share for the GBF and $.01 per share for the STBF. Normally, fees to the Adviser are .50% of average net assets for GBF and ..40% of average net assets for STBF.

     Management's discussion of Fund Performance may be found in the Annual and Semiannual Reports to Shareholders. These may be obtained from Shareholder Services.

Fund History

     The six Trust Funds were instituted as a private Pennsylvania business trust on 2/28/96. Investment operations began on April 4, 1996. The Trust's public operations began effective May 28, 1997. Investment operations, including the Funds' investment management, existed in the same way before and after May 28, 1997. Information regarding operations prior to May 28, 1997 can be obtained from Shareholder Services.

Fund of Funds

     The Fund of Funds approach provides broader diversification of holdings as well as managers. However, owning other mutual funds within some of its Funds generally results in greater expenses for those Funds than if they held individual securities only. (See footnote 4 under Fees and Expenses in the RISK/RETURN SUMMARY of the LCSF, SCSF, INTF and ACT.) Normally, this does not apply to the bond funds (GBF and STBF); while they are not prohibited from doing so, they generally do not hold other mutual funds.

     Information regarding any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

SHAREHOLDER INFORMATION

HOW FUND SHARES ARE PRICED

     The Net Asset Value (NAV) of a share of each Fund is calculated based on the closing price of securities on each day that the New York Stock Exchange is open (normally 4:00 P.M. eastern time). The NAV is determined by dividing the total of each Fund's net assets by the total number of outstanding shares of each Fund. The Funds' Net Asset Values will not be computed for any days on which the market is closed, including national holidays (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

     The value of mutual funds held by any of the Funds will be that value provided by such funds according to the methods used by those funds. Because of possible delays obtaining final pricing information regarding other mutual funds, the calculation of the NAV of each of the Trust's Funds will generally be completed the morning of the next business day. Therefore, should any of the Funds be listed in newspapers, it is likely that the prices reported in the newspapers will lag the Funds' actual prices by one day.

     The Trust can take no responsibility for errors by other mutual funds in reporting their net asset values or by third party sources used for pricing.

     Fair Value Pricing: The board of Trustees has developed procedures that utilize fair value pricing when any assets for which reliable market quotations are not readily available or may be stale. As a practical matter, the issue rarely if ever arises for the Fund because of the nature of the Fund's investments.

BUYING SHARES

By Mail

     You may open an account using the written application form. Legible photocopies of the application form are acceptable if you desire to open more than one account. Special applications are needed for certain retirement accounts such as Traditional IRAs and Roth IRAs. These forms may be obtained through Shareholder Services.

     Mail the application with your check made payable to "STAAR Investment Trust" to the Shareholder Services address listed on the inside back cover of this prospectus. Do not forget to indicate on the Application the amounts or percentage of your check to be put in each Fund. Third party checks are not accepted except under special circumstances where approval is given by Shareholder Services and/or the Transfer Agent.

Through Your Registered Investment Representative

     Your representative can help you with forms and the processing of your check.

By Wire

     Call Shareholder Services for availability and instructions.

By Payroll Deduction

     You may be able to purchase shares through an Employer-Sponsored Plan.

NOTE: You are responsible for any losses or fees incurred by the trust or its Advisor or Transfer Agent or Custodian if an order is canceled because a check does not clear, and such costs may be deducted from your account.

MINIMUM INITIAL INVESTMENT

Regular Accounts (by mail or in person): $2,500 to the entire Trust, which may be split among the Funds subject to a $500 minimum per Fund. The $2,500 minimum may be satisfied by multiple accounts held by the same investor or members of his or her immediate family who reside with him or her.

IRA Accounts: $1,000 to the entire Trust, which may be split among the Funds subject to a $100 minimum per Fund.

The Trust reserves the right to waive or reduce the minimum initial and additional investments for certain investors, including employer-sponsored retirement plans.

ADDING TO YOUR INVESTMENTS

By Mail

     You may add to your investment at any time by mailing a check payable to "STAAR Investment Trust" to Shareholder Services. You may use the convenient tear-off form on your statements or provide written instructions including the account number. Be sure to specify the amounts that should credited to each Fund. If no instructions are received, allocation of your check will be made according to the most recent allocation instructions received.

     Minimum Amounts: Additional investments to regular accounts must be no less than $50 per Fund. If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

By Automatic Investment Plan

     You may establish an Automatic Investment Plan by filling out the appropriate form, which you may obtain from Shareholder Services. An Automatic Investment Plan authorizes direct monthly deposits from your bank account.

     Minimum Amounts: Additional investments to regular accounts must be no less than $50 per Fund. If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

EXCHANGING SHARES

     You may exchange shares of one Fund for another either by phone or by signed instructions mailed or faxed to Shareholder Services.

SELLING SHARES

     You can sell your shares on any day the Trust is open for business. Generally, you can sell up to $40,000 total from any Fund or combination of Funds over the phone or by a signed letter delivered to Shareholder Services. Be sure to include the signatures of all registered owners as on the original application or any subsequent change of authorized signatures. However, to protect you and the Trust, we may require written instructions with a signature guarantee for each owner if:

     -    You are selling more than $40,000 worth of shares.

     - You want to have proceeds paid to someone who is not a registered owner.

     - You want to have the proceeds sent to an address other than the address of record or a pre-authorized account.

     - You have changed the address on your account by phone within the last 15 days.

     You may also redeem your shares through a broker-dealer if your shares are held through a broker-dealer account. In this case you must call your broker-dealer who will then execute your trade instructions. A broker-dealer may impose a separate fee for such transactions.

     Your redemption will be calculated at the share price equal to the Net Asset Value at the end of the day your request is received if it is received by Shareholder Services before 4:00 P.M. (Eastern Time), or before the market close, if earlier. If the request is received after such time or on a day the Trust is not open for business, it will be processed as of the close of the next business day. The trust reserves the right to impose earlier order deadlines and restrict the size of trading amounts for certain institutional, broker/dealer trading "platforms" and "market timers" where such activities, in the judgment of the Manager(s), might adversely affect the orderly operations of the Funds or otherwise adversely affect share values of the majority of shareholders.

     Your redemption check will generally be mailed to you via first-class mail within seven days after we receive your request in proper form. We will use Priority Mail or Overnight Mail if requested, but your account will be charged for this service.

     If you want to sell shares recently purchased by check or bank draft, your distribution may be held until your check or draft has cleared, which could take up to fifteen days from the purchase date.

     REDEMPTION FEES AND RESTRICTIONS: The Funds currently do not charge a fee for normal redemptions. However any costs due to special handling requests other than normal mail will be deducted from the account or from the distribution if the account is being closed. Furthermore, where the Funds experience frequent trading by any account or groups of accounts that could potentially harm performance, the Funds may impose restrictions on trading and/or assess a redemption fee on such accounts of up to 1% of the dollar amounts redeemed. Where an account or group of accounts under one person's or entity's control request redemptions of shares exceeding $200,000 from any single Fund, the Fund may require that such redemptions be spread out over as many as three business days.

     INVESTOR SERVICES

DISTRIBUTION OPTIONS

     You may choose one of the following options when you open your account. You may change your option at any time by notifying us in writing.

     -- Dividends and capital gains distributions are reinvested in additional shares. (This option will be assigned if no other option is selected.)

     -- Dividends and short-term gains in cash and long-term capital gains reinvested in additional shares.

     --   Dividends and capital gain distributions in cash.

Automatic Exchanges

     You may request automatic monthly exchanges from one Fund to another. The minimum is $100 per Fund.

Systematic Withdrawal Plan

     You may request automatic monthly withdrawals from a Fund. The minimum withdrawal amount is $100 per month per Fund.

TAX CONSEQUENCES

     For federal income tax purposes, distributions of investment income (including dividends that are not qualified dividends and short-term gains) are taxable as ordinary income. Qualified dividends and long-term capital gain distributions are eligible for reduced income tax rates. Investments in foreign securities may be subject to foreign withholding taxes. Distributions are taxable even if reinvested unless the account is a qualified retirement plan. You should consult your tax advisor regarding the effect of any investment on your taxes.

     An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Statements and Reports

     You will receive activity confirmations and statements that show your account transactions. You will also receive the Trust's Annual and Semi-annual Reports. Duplicate statements to an advisor may be requested.

Portfolio Holdings Information

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report filed on Form N-Q. The Annual and Semi-Annual Reports are available by contacting Shareholder Services at 1-800-332-7738 PIN 3370 or by writing STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237.

     Information regarding any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

     Each Fund's schedule of portfolio holdings are filed for the first and third quarters each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Or the information on Form N-Q may be obtained from Shareholder Services by calling 1-80-332-7738 PIN 3370 or writing the STAAR Investment Trust, 604 McKnight Park Dr, Pittsburgh, PA 15237.

                                    POLICIES:

Fees for Special Services

     The Trust may charge a reasonable fee to your account for certain special services, such as wire redemption, special mailing requests and producing historical records.

DISTRIBUTION ARRANGEMENTS

     The Trust Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Time Limits For Crediting Purchases, Exchanges And Redemptions

     Orders received in proper order before the close of the New York Stock Exchange (generally 4:00 PM, Eastern Time) will be credited at the closing share price on that day. Otherwise, the transaction will be processed at the closing share price on the next trading day.

Accounts With Low Balances

     The Trust reserves the right to close accounts with balances low enough to cause extra expense, which would be detrimental to other shareholders. Generally, this applies to any Fund account with a balance less than $500 in any one Fund. If the Trust elects to exercise this right, and if your account falls into this category, a letter will be mailed to you giving you the option of adding to your account, exchanging shares of the Fund for shares in another Fund to meet the minimum, or closing it within 30 days.

Changes in Investment Minimums

     At any time, the Trust may change its investment minimums or waive minimums for certain types of purchases.

Joint Accounts

     Where two individuals are registered as owners, the Trust will designate the ownership as "joint tenants with rights of survivorship" unless specified otherwise. All registered owners must agree in writing to any ownership changes.

Right to Reject Orders

     The Trust reserves the right to reject purchase, exchange or redemption orders which it considers not properly requested or where there is some doubt as to whether the proper owner has made the request or where the order involves actual or potential harm to the Trust. Potential harm could be caused by excessive orders during periods of market volatility or by large redemption or exchange orders that adversely affect the Fund's ability to manage its assets. The Trust may also impose limitations on the size and frequency of exchanges to protect Shareholders from potential adverse effects of market timing.

Tools to Combat Frequent Transactions

     The board of Trustees has adopted policies and procedures to guard against frequent trading abuses by shareholders. Tools to combat frequent trading include the following:

     The Funds discourage excessive, short-term trading and other abusive trading practices that may harm the Fund's performance. The Funds are intended for long-term investors. Short-term traders who engage in frequent purchases and redemptions can disrupt a fund's investment program and create additional transaction costs that are borne by all fund shareholders.

     The Funds use a variety of techniques to monitor and detect abusive trading practices, and may change these techniques from time to time as determined by the Funds in their sole discretion. The Funds reserve the right to reject any purchase order from any person the Fund believes has a history of abusive trading, or whose trading may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts that are under common control. Although the Funds try to identify and restrict frequent trading, in instances in which the Fund receives orders through financial intermediaries it is very difficult to know or detect frequent trading. Accordingly, the Fund also monitors the procedures and policies in place at such intermediaries in order to protect Fund shareholders from abusive short-term trading.

     Information regarding the policies of any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

     The board of trustees has adopted policies and procedures on the following, which may be obtained from the Advisor at no charge or on the Funds' Internet site at www.staarfunds.com: Proxy Voting Policy and Fair Value Pricing Policy. In addition the board periodically monitors Fund activities to protect shareholders from abusive trading, conflicts of interest and other activities or issues that could adversely affect shareholders.

     The Trust's Independent Trustees considered a number of material factors in approving the investment advisory agreement with the Funds' Adviser including the nature, extent and quality of services to be provided by the Investment Adviser, which the independent Trustees found to be good. The Trustees also considered the investment performance of the Fund and the Investment Adviser, and determined that it was satisfactory. The costs of the Adviser's services and profits realized by the Adviser from the relationship with the Fund were also found to be minimal given the Funds' small size. The Trustees determined that the Funds would benefit from the Adviser's efforts to increase the size of the Funds to take advantage of economies of scale to lower costs on a per shareholder basis. Current fee levels and costs reflect the need for the Fund to grow and benefit from economies of scale.

BROKERAGE ALLOCATION

     The Trustees and/or Manager may select brokers who execute purchases and sales of each Fund's securities and provide other brokerage and research services. The Funds are authorized to pay commissions to such brokers in excess of that which might be obtained with other brokers in recognition of services provided. Where a Fund owns other mutual funds, and such funds pay 12b-1 fees, these fees may be paid to brokers as part of their compensation. In 2006 100% of such commissions were received by Olde Economie Financial Consultants, Ltd. The Trustees may authorize use of a broker-dealer that may have a relationship with officers or employees of the Advisor, whereby commissions and 12b-1 compensation can be paid to such officers or employees. Such an arrangement existed during the past fiscal year with Andre Weisbrod.

PAGE 22 (Outside Back Cover)


Where to Learn More

Mailing Address: STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237.

Shareholder Services: STAAR Financial Advisors, Inc. 800/332-7738 PIN 3371

E-mail Address: staarbase@aol.com

Web Site: www.staarfunds.com

Statement of Additional Information (SAI)

     You may request the SAI, which contains more detailed information on all aspects of the Trust. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

     Additional information about the Funds' investments is available in the Trust's annual and semi-annual Reports to shareholders. In the Trust's annual or semi-annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during their last fiscal year or semi-annual period.

     The SAI, reports and other information about the Funds can be obtained at no charge from Shareholder Services. Call 1-800-332-9076, PIN 3370, or write to the address above. The information requested will be mailed to you within 3 business days from the time the request is received by Shareholder Services.

     The SAI, reports and other information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. They may also be obtained or by calling the Commission's Public Reference Room (1-800-SEC-0330) or on the Commission's Internet Web Site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

Investment Company act File Number 811-09152

Security & Exchange Commission Public Reference Room: 800-SEC-0330

Item 10 - COVER PAGE AND TABLE OF CONTENTS

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                           THE STAAR INVESTMENT TRUST

     General Bond Fund (GBF)
     Short Term Bond Fund (STBF)
     Larger Company Stock Fund (LCSF)
     Smaller Company Stock Fund (SCSF
     International Fund (INTF)
     AltCat Fund (ACF)

                             604 McKnight Park Drive
                              Pittsburgh, PA 15237
                                 (412) 367-9076

     This Statement of Information is not a prospectus. It relates to the Prospectus of the Staar Investment Trust (the "Trust") dated May 1, 2007, as supplemented from time to time.

     This Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus can be obtained by writing to the Trust at the above address or by telephoning the Trust at 1-800-33ASSET, P.I.N. 3370.

The prospectus and annual/semi-annual reports may be incorporated into this SAI by reference.

                                Date: May 1, 2007

THE STAAR INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                     PART B:

General Information And History                                               1

Description of the Funds and Their Investments and Risks                      1

Management of the Funds                                                       3

Control Persons and Principal Holders of Securities                           4

Investment Advisory and Other Services                                        4

Brokerage Allocation and Other Practices                                      4

Purchase, Redemption and Pricing of Securities Being Offered                  5

Tax Status                                                                    5

Calculation of Performance Data                                               6

Other Information                                                             7

Financial Statements                                                          8

                                 PART C

Other Information                                                            22

Item 11 - HISTORY

     The Registrant, STAAR Investment Trust (the Trust), is an open-end, management investment company including six series Funds. It was formed on February 28, 1996 as a private Pennsylvania business trust for the purposes of commencing business as an investment company under the name STAAR System Trust. It had engaged in no prior business activities. Its public registration became effective on May 28, 1997. The name was changed to STAAR Investment Trust on April 3, 1998. There has been no material change in operations since the beginning of investment operations on April 4, 1996.

Item 12 - DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

     As described in the prospectus, the Trust consists of six series Funds, each of which has its own objectives, policies and strategies designed to meet different investor goals. The information below is provided as additional information to that already provided in the prospectus.

     The Funds are:

          General Bond Fund (GBF)
          Short Term Bond Fund (STBF)
          Larger Company Stock Fund (LCSF)
          Smaller Company Stock Fund (SCSF
          International Fund (INTF)
          AltCat Fund (ACF)

          Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by (a) 66 2/3% or more of the voting securities present in person or by proxy at a meeting (if the holders of 50% or more of the outstanding securities are present in person or by proxy) or (b) more than 50% of the outstanding voting securities of the Fund, whichever is lesser. The fundamental policies provide, in addition to those listed in the prospectus, as follows:

          (1) No Fund of the Trust issues different classes of securities or securities having preferences of seniority over other classes.

          (2) The Trust will not engage in Short Sales (borrowing stock from someone else and selling it in anticipation of the price going down, at which time it is repurchased and returned to the lender). However it is possible that managers of other open or closed end funds owned by a Trust Fund may employ short sales.

          (3) The Trust will not purchase securities with borrowed money (or margin). The Trustees can make limited purchases of shares of other mutual funds that utilize margin purchases provided that the total exposure to margin in any of the Trust's Funds does not exceed 5% of net asset values. In general, the policy of the registrant is to avoid debt. It will not borrow money, except where it would become necessary to allow the Trust to maintain or improve its day-to-day operations in the interest of Fund shareholders. For that purpose, the Trust may obtain a line of credit or obtain specific financing from a bank, other financial institution or individual(s).

          (4) The Trust will not act as an underwriter of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a statutory underwriter for the purposes of the Securities Act of 1933.

          (5) Except for investments in the mutual fund or Investment Company industry, the Funds will not make investments that will result in a concentration (as that term is defined in the 1940 act or any rule or order under that Act) of its investment securities of issuers primarily in the same industry; provided that this restriction does not limit the investment of the fund assets in obligations issued or guaranteed by the U.S. Government, its agencies or in tax-exempt securities or certificates of deposit.

          (6) The purchase of real estate is permitted in the AltCat (ACF) Fund. The majority of any real estate holdings, if any, will be in Real Estate Investment Trust (REITs) and / or real estate-oriented mutual funds, thereby preserving a high degree of liquidity that is not possible with other forms of real estate ownership. However, if a special situation arises which the Trustee considers to be advantageous to the Fund, a real estate asset with limited liquidity may be owned as long as it does not exceed five percent (5%) of the total value of the Fund at the time of purchase. If other assets decline in value so as to force such an asset to exceed five percent (5%), the Trustees will attempt to sell the asset if a favorable price can be obtained. However, if it is not in the best interest of the shareholders the Trustee may delay such sale until a more favorable time.

          The purchase of real estate mortgage loans is permitted in the Bond Funds (GBF and STBF) and the AltCat Fund (AFC). Such mortgages will generally be in government agency backed loans such as GNMA ("Ginnie Mae") loans. However, a minority of mortgage securities owned by a Fund may be in non-government agency backed loans.

          (7) Commodities and Precious Metals or securities and contracts deriving their value from Commodities and Precious Metals may be purchased only in the AltCat Fund and not in the other Funds.

          (8) Trust Funds may not loan cash or portfolio securities to any person. However, this does not prevent managers of other mutual funds owned by a fund from making such loans within their portfolios.

          (9) The Trust and any managers it employs may use Derivatives, which are financial instruments which derive their values from the performance of another security, assets or index. Derivatives include options and future contracts.

          The writing of Put and Call options are permitted by the Trust and any managers it may employ. However, the use of such options is to represent a minority of any managers activity, and will be employed in a conservative manner to protect a profit or offset losses in the event of projected significant price reductions. The Trustees or a manager employed by them may purchase a Put, which provides the right to sell a security to another party at a predetermined price within a period of time. Similarly a Call option may be purchased which provides the right to purchase a security at a predetermined price within a period of time. A Call option may also be sold to another party. Such options will be "covered", meaning the Fund owns an amount of the underlying security equal to or greater than the amount of the security represented in the option. Put options will not be sold because, in the Advisor's opinion, they expose a Fund to additional risk, which The Trustees wish to avoid. Similarly, options based upon indexes or other assets, such as commodities, may be purchased to protect a portfolio, but not sold where a Fund would be required to pay cash to another party based upon a future price change. Any mutual funds owned by a Fund will be screened to determine if such mutual funds' policies on options, futures, margin or other strategies differ greatly from that of the Trust; however, the Trustees will not be able to control the use of such strategies by mutual funds. Therefore, at any given time a Fund's risk could be increased to the extent managers of other mutual funds employ these kinds of strategies in a manner inconsistent with the Trust's policies.

          (10) The Funds may take temporary investment positions when the manager(s) believes the market or economy is experiencing excessive volatility or when such volatility is considered a significant risk. These investments may include, but are not limited to, cash and cash equivalents, money market instruments or funds and U.S. Treasury obligations. Under such circumstances the Fund(s) may be unable to pursue their investment goals.

          (11) There are no restrictions regarding portfolio turnover. While the trust recognizes that a higher portfolio turnover will, in most cases, increase expenses, there are times when a high turnover may be justified, either to protect a portfolio against certain kinds of risks or to take advantage of opportunities presented by market conditions. In general, the Trust's objective is to keep expenses, and, therefore, turnover, as low as possible. This objective will be considered when screening other mutual funds for possible inclusion in a Fund's portfolio.

          The Trust has certain non-fundamental policies which may be changed by the Trustees. Among these are the following:

          1) No Fund may invest in securities for the purpose of exercising control over or management of an issuer; or

          2) purchase securities of a closed-end or other investment company where the shares are not registered in the United States pursuant to applicable securities laws.

          3) The Fund portfolios shall each not invest more than 10% of the value of its respective total assets in illiquid securities or other illiquid assets.

Item 13 - MANAGEMENT OF THE FUNDS

     Trustees

     The board of trustees is responsible for providing and overseeing management, operations and shareholder services for the Funds under the applicable laws of the commonwealth of Pennsylvania. The board generally meets quarterly to review Fund operations, performance and any appropriate issues and to take action as needed.

                                                                                      PRINCIPAL
                                  TERM OF OFFICE AND     POSITION HELD WITH     OCCUPATION(S) DURING
NAME & ADDRESS                  LENGTH OF TIME SERVED        REGISTRANT             PAST 5 YEARS
--------------                  ---------------------   --------------------   ---------------------
J. Andre Weisbrod,              Indeterminate / 11      Trustee, Chairman,     President, STAAR
2669 Hunters Point Dr.          Years                   Interested Director    Financial Advisors,
Wexford, PA 15090, Age 57                                                      inc., (Investment
                                                                               Adviser to the Trust)

Jeffrey A. Dewhirst,            Indeterminate / 11      Trustee, Secretary,    Investment Banker,
509 Glen Mitchel Rd,            Years                   Independent Director   Principal, Dewhirst
Sewickley, PA 15143, Age 57                                                    Capital Corporation

Thomas J. Smith,                Indeterminate / 5       Trustee,               Advertising/marketing
736 Beaver St., Sewickley, PA   Years                   Independent Director   Consultant
15141, Age 68

Richard Levkoy,                 Indeterminate / 5       Trustee, Independent   Accountant
1122 Church St., Ambridge, PA   Years                   Director, Chairman
15003, Age 54                                           of Audit Committee

On February 17, 2005, John H. Weisbrod resigned as a board member and was conferred "emeritus" status.

Compensation

     Each Trustee was compensated as follows in 2006.

          $500 Quarterly for Board Meetings and other service connected with the Board.

          $100 Quarterly for serving as Chairman or on a committee.

          Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.

Indemnification

          The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

Members of the board and officers of the Trust owned Fund Shares as follows:

          Mr. J. Andre Weisbrod:

Fund   % Owned
----   -------
GBF     0.04%
STBF    0.56%
LCSF    0.21%
SCSF    0.21%
INTF    0.20%
ACF     0.34%

          Mr. Jeffrey A. Dewhirst:

Fund   % Owned
----   -------
GBF      0.00%
STBF     0.12%
LCSF    0.014%
SCSF     0.01%
INTF     0.02%
ACF      0.03%

          Mr. Weisbrod is the only non-independent director.

Committees

          Due to the small size of the board, there is only one committee, the Audit Committee. Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board.

          The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds. The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds. The committee met three times in 2006 to engage in these oversight activities.

Item 14 - CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES There are no Control Persons or Principal Holders to report.

Item 15 - INVESTMENT ADVISORY AND OTHER SERVICES

          The Advisor to the Trust is STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237. The President and principal owner of SFA is J. Andre Weisbrod. He is also on the Board of Trustees of the STAAR Investment Trust.

          Fees to be paid to the Adviser by terms of the Advisory Agreement are as follows:

       Monthly Rate*   Annualized*   2004 Amount Paid   2005 Amount Paid   2006 Amount Paid**
       -------------   -----------   ----------------   ----------------   ------------------
GBF        .0416%          .50%           16,318              6,152              13,734
STBF       .0333%          .40%            2,627                388               3,053
LCSF       .0750%          .90%           40,721             42,080              41,752
SCSF       .0750%          .90%           45,042             45,333              45,087
INTF       .0750%          .90%           31,343             37,701              42,595
ACF        .0750%          .90%           23,661             27,730              29,888

* These are maximum fees and are accrued daily and paid at the closing of the last business day of the month. **The Advisor voluntarily waived fees in 2006 of $.01 per share for the GBF and $.01 per share for the STBF.

          Fees to be paid to the Adviser by terms of the Mutual Fund Services Agreement are as follows:

       Monthly Rate*   Annualized*   2004 Amount Paid   2005 Amount Paid   2006 Amount Paid**
       -------------   -----------   ----------------   ----------------   ------------------
GBF        .0316%          .38%           10,115              6,262              11,947
STBF       .0316%          .38%            1,643              3,082               4,578
LCSF       .0316%          .38%           17,194             14,036              17,629
SCSF       .0316%          .38%           19,018             15,561              19,037
INTF       .0316%          .38%           13,234             12,576              17,984
ACF        .0316%          .38%            9,990              9,250              12,619

          Mr. J. Andre Weisbrod serves as portfolio manager for each of the six series Funds. Mr. Weisbrod also manages discretionary accounts for private clients and advises other clients on a non-discretionary basis. Total assets under discretionary management arrangements at the end of 2006 were $8.42 million among thirteen individual clients. Non-discretionary account assets advised were over $25 million. These activities may require decisions and/or advice to change allocations of an individual's account among any STAAR Funds holdings such account may have. Mr. Weisbrod owned between $50,000 and $60,000 of STAAR Funds shares during 2006.

     Under the Advisory Agreement and fees listed above, SFA also provides, directly or indirectly, and pays for other services. These include transfer agency, shareholder services, custody services, fund accounting, compliance, printing, advertising and general overhead.

     Item 15 E: Other Investment Advice. Beginning in 2002, the Advisor engaged Rick Katterson, CEO of MetaTrends, LLC, to regularly provide information and recommendations pertinent to the Trust's investment strategies. Mr. Katterson provides technical analysis, macroeconomic insights and consultation regarding specific investment vehicles. He does not have trading authority.

TRANSFER AND DIVIDEND-PAYING AGENT

     STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237.

CUSTODIAN

     The Trust Company of Sterne, Agee & Leach, Inc., 800 Shades Creek Pkwy, Suite 125, Birmingham, AL 35209

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Carson & Co., LLC, 201 Village Commons, Sewickley, PA 15143

Item 16 - BROKERAGE ALLOCATION AND OTHER PRACTICES

          Transactions in Fund portfolios will generally be made with regard to volume and other discounts to keep transaction expenses as low as possible. The Trust may use brokers with which higher commissions are paid than could be obtained elsewhere in return for research and other services. There is no restriction as to the number of broker-dealers the Trust may use.

          It is anticipated that the Trust will use Mr. J. Andre Weisbrod, President of the Advisor, as a broker for a portion of the Trust's transactions. It is anticipated that, over time, the fees paid by the Trust to the Advisor could be less due to Mr. Weisbrod's ability to receive income from a portion of the Trust's transactions, including 12b-1 fees paid by some mutual funds owned by Trust Funds. Mr. Weisbrod is currently affiliated as a registered representative with WRP Investments, Inc, 4407 Belmont Ave, Youngstown, OH 44505. Prior to 1/1/07 he was affiliated with Olde Economie Financial Consultants, Ltd. 511 State St., Baden, PA 15005. Prior to 7/1/98 he was affiliated with Hornor Townsend & Kent, 600 Dresher Rd., STE C2C, Horsham, PA 19044.

          The criteria for selection of broker-dealers will include convenience, reasonableness of commissions, availability and selection of securities (i.e mutual fund selling agreements, bond inventories and access to exchanges), and value-added services provided (i.e. research and reports). At least once every two years, commission structures will be compared with at least two representative firms, including a full-service brokerage and a discount brokerage not currently used by the Trust. If the Trustees determine that any broker(s) currently used are not reasonable with regard to price and service, a change of such brokers will be made unless more favorable arrangements can be obtained.

Brokerage Commissions Paid

                                                                                          % of Comm
Fund                 Broker-Dealer                 2002    2003    2004    2005    2006    Pd 2006
----   ----------------------------------------   -----   -----   -----   -----   -----   ---------
GBF    Olde Economie Financial Consultants, Ltd   1,898   3,732   1,016     289   2,000      100%
STBF   Olde Economie Financial Consultants, Ltd     610     685     610     273     350      100%
LCSF   Olde Economie Financial Consultants, Ltd   7,694   2,026   9,143   8,757   6,090      100%
SCSF   Olde Economie Financial Consultants, Ltd   2,666   1,808   9,682   9,488   7,372      100%
INTF   Olde Economie Financial Consultants, Ltd   2,450   1,646   7,843   7,581   9,747      100%
ACF    Olde Economie Financial Consultants, Ltd   1,600   1,544   5,600   5,267   9,340      100%

NOTE: Commissions and payments to broker-dealers are estimated. Certain bonds may have been purchased where amounts are not available on confirmation statements or they are built into the initial offerings. 12b-1 "trailer" fees to broker-dealers are estimates only because they are reported by funds in groups not broken down by client. 12b-1 fees paid by underlying mutual funds owned by the Trust generally do not result in an increase in cost to the STAAR Funds' shareholders. Since the Advisor makes every effort to purchase all underlying mutual funds at net asset value, the STAAR Investment Trust Funds would have paid the same price for such mutual funds whether 12b-1 commissions were paid to a broker dealer or not.

     12b-1 Plan

     Effective September 3, 1998 the Trust has adopted a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board of trustees and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

     Among the activities to which 12b-1 expenses may be allocated are advertising, printing and mailing prospectuses to non-shareholders and compensation to broker-dealers for sales of shares and services to the Trust and shareholders. 12b-1 expenses may not exceed .25% of a Fund's average net assets annually. Any 12b-1 fees paid by the Trust, as a percentage of net assets, for the previous year are listed In the prospectus under "Trust Expenses". Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Security Dealers, Inc.

     In 2006 100% of 12b-1 fees were used to compensate broker-dealers for distribution and service of Fund Shares. Total amounts were paid as follows:

             Purpose or Payee               GBF   STBF  LCSF  SCSF  INTF   ACF
             ----------------              ----   ----  ----  ----  ----  ----
Olde Economie Financial Consultants, Ltd.  2288    613  2895  2471  4053  3711
Dautrich Seiler Fin. Srvcs                    0      0   133   466   260   126
Advertising                                   0      0     0     0     0     0

     Note: No 12b-1 compensation from the STAAR Funds is paid to Mr. J. Andre Weisbrod.

Item 17 - CAPITAL STOCK AND OTHER SECURITIES

     There is only one class of shares issued by the trust. Each share has equal rights regarding voting, distributions and redemptions. Rights cannot be modified other than by a majority vote of shares outstanding.

Item 18 - PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

          Detailed information on Purchase and Redemption of Shares as well as Pricing is included in the Prospectus. The Trust may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven (7) days for (a) any period during which the New York Stock Exchange is closed or trading on the exchange is restricted; (b) for any period during which an emergency exists which makes it impossible or impractical for the Funds to dispose of securities owned by them or the Funds cannot determine the value of their respective net assets or for such other periods as the Securities and Exchange Commission may permit.

Item 19 - TAX STATUS

          The series Funds within the Trust intend to qualify as management investment companies for purposes of Subchapter M of the Internal Revenue Code and expect to be treated as a regulated investment company for income tax purposes.

Item 20 - UNDERWRITERS

     There are no underwriters of the Funds.

Item 21 - CALCULATION OF PERFORMANCE DATA

          Each Fund's performance will be calculated on a Total Return basis, which is the sum of any income paid and any realized or unrealized gain or loss of principal. From time to time, the Funds may publish their average total returns for periods of time. The formula for calculating such returns is as follows:

                                 P(1 + T)n = ERV

               where:

                    P = a hypothetical initial payment of $10,000

                    T = average annual total return

                    n = number of years

                    ERV = ending redeemable value of a hypothetical $10,000
               payment made at the beginning at the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portions thereof) Other time periods may be used from time to time.

                    Dividends and capital gains are assumed to be reinvested.

          Total Return Performance Since May 28, 1998 Public Inception

                               GBF       STBF      LCSF      SCSF      INTF      ACF
                             -------   -------   -------   -------   -------   -------
Payment                      $10,000   $10,000   $10,000   $10,000   $10,000   $10,000
Av. Annualized Tot Ret           4.7%      5.1%      5.1%      9.8%      6.2%      6.1%
Years: 5/28/97 to 12/31/06      9.59      9.59      9.59      9.59      9.59      9.59
Ending Value                 $16,302   $16,124   $16,185   $24,673   $17,797   $17,688

     Where Yield is calculated, the following formula is used:

                       YIELD = 2*[(((a-b)/cd) + 1)##6 - 1]

               where:

                    a = dividends and interest earned during the period.

                    b = expenses accrued for the period (net of reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     Yield Calculation 30 Days Ended 12/31/2006

                                   GBF        STBF        LCSF         SCSF         INTF          ACF
                                ---------   --------   ----------   ----------   ----------   ----------
Divs & Int Earned               14,366.06   5,438.04    15,097.26    27,782.44    63,647.90    25,404.27
Expenses  Accrued                3,233.13   1,160.56     5,246.34     5,676.41     6,515.52     3,771.95
Avg. Shrs. Outstanding            369,381    160,256   312,048.32   312,136.53   322,589.79   193,860.07
Max Offer price end of Period     10.1122     9.2971      14.0465      13.8709       15.618      14.4557
SEC 30 Day Yield                     3.60%      3.47%        2.71%        6.21%       14.00%        9.44%

NOTE: Since the LCSF, SCSF, INTF and ACF tend to receive most of their income in December, the 30 day yields may overstate the annualized yields.

     OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information contained in the Trust's registration Statement. The Registration Statement and its exhibits may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any agreement or other document referred to are not necessarily complete and reference is made to the copy of the agreement or document filed as an exhibit to the Registration Statement for their complete and unqualified contents.

Item 22 - FINANCIAL STATEMENTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees
Staar Investment Trust

We have audited the statements of assets and liabilities, including the schedules of investments, of Staar Investment Trust (comprising, respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund) as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the periods indicated. These financial statements and selected per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Staar Investment Trust, as of December 31, 2006, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their selected per share data and ratios for the periods indicated, in conformity with U.S. generally accepted accounting principles.

Carson & Co, LLC
Sewickley, Pennsylvania
February 23, 2007

                             STAAR INVESTMENT TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2006

                                                    GBF         STBF         LCSF         SCSF         INTF          ACF
                                                ----------   ----------   ----------   ----------   ----------   ----------
                 ASSETS
Investments in Securities at Value Identified   $3,653,131   $1,483,338   $4,488,993   $4,852,283   $5,378,257   $3,095,594
Investments in Securities at Cost:
   GBF  3,651,046
   STBF 1,491,687
   LCSF 3,486,375
   SCSF 4,017,076
   INTF 3,649,792
   ACF  2,295,448
Accounts Receivable - Other                              0            0            0            0            0            0
Interest Receivable                                 36,841       11,399          850          267        2,397          608
                                                ----------   ----------   ----------   ----------   ----------   ----------
      TOTAL ASSETS                               3,689,972    1,494,737    4,489,843    4,852,550    5,380,654    3,096,203
                                                ----------   ----------   ----------   ----------   ----------   ----------
Liabilities
Accounts Payable for Securities                          0            0            0            0            0            0
Accounts Payable - Other                             1,063          368        1,581        1,638        2,153        1,174
                                                ----------   ----------   ----------   ----------   ----------   ----------
      TOTAL LIABILITIES                              1,063          368        1,581        1,638        2,153        1,174
                                                ----------   ----------   ----------   ----------   ----------   ----------
      NET ASSETS                                $3,688,909   $1,494,369   $4,488,261   $4,850,911   $5,378,501   $3,095,028
                                                ==========   ==========   ==========   ==========   ==========   ==========

Composition of Net Assets:

                                                 GBF          STBF          LCSF          SCSF          INTF           ACF
                                            ------------  ------------  ------------  ------------  ------------  ------------
Capital Paid in on Shares of Capital Stock     3,657,276     1,500,902     3,655,029     4,272,626     3,707,635     2,356,524
Undistributed Net Investment Income (Loss)        35,605        11,043      (169,385)     (256,922)      (57,599)      (61,642)
Accumulated Net Capital Loss                      (6,057)       (9,227)            0             0             0             0
Net Unrealized Appreciation/(Depreciation)         2,085        (8,349)    1,002,617       835,207     1,728,465       800,146
Net Assets                                  $  3,688,909  $  1,494,369  $  4,488,261  $  4,850,911  $  5,378,501  $  3,095,028
                                            ============  ============  ============  ============  ============  ============
Shares of Beneficial Interest Outstanding    364,798.964   160,736.052   319,528.333   349,719.485   344,379.065   214,103.684
Net Asset Value Per Share                   $    10.1122  $     9.2971  $    14.0465  $    13.8709  $     15.618  $    14.4557

     NOTE: The accompanying notes are an integral part of these financial statements.

     GENERAL BOND FUND Portfolio Valuation* Date 12/31/2006

                                                   SHARES OR
                                                   PRINCIPAL                                                           UNREALIZED
                    POSITION                         AMOUNT    UNIT COST    PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                    --------                       ---------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS                                  526,803        1.00      1.00     526,803     526,803    14.4%           0
GOVERNMENT AGENCY OBLIGATIONS
   Fed Nat'l Mtg Assoc 3.66 4/30/08 c'07            200,000      100.12     98.12     200,246     196,240     5.4%      (4,006)
   Fed Nat'l Mtg Assoc 5.125 4/22/13 c'07            50,000      101.34     98.30      50,671      49,150     1.3%      (1,521)
                                                    -------      ------    ------   ---------   ---------    ----       ------
   Fed Nat'l Mtg Assoc 2.625 10/01/07 c'07          175,000       99.88     98.09     174,786     171,658     4.7%      (3,128)
   Fed Nat'l Mtg Assoc 3.375 8/19/08 c'07            50,000       98.21     98.51      49,107      49,255     1.3%         148
   Fed Nat'l Mtg Assoc 4.0 3/15/10 c'07             150,000       96.06     97.03     144,096     145,545     4.0%       1,449
   Fed Nat'l Mtg Assoc 4.0 9/22/09                  150,000       98.50     99.24     147,747     148,860     4.1%       1,113
   Fed Nat'l Mtg Assoc 4.125 7/21/11 c'07            50,000       94.13     96.29      47,067      48,145     1.3%       1,078
   Fed Nat'l Mtg Assoc 3.55 06/17/10                 25,000       93.54     95.59      23,385      23,898     0.7%         512
   Fedl Farm Cr Bank 5.35 due 12/11/08              100,000       99.49    100.55      99,489     100,550     2.8%       1,061
   Fedl Home Ln Bank Bond 5.355 1/05/09              50,000       98.53    100.69      49,267      50,345     1.4%       1,078
   Fedl Home Ln Bank Bond 5.785 4/14/08              50,000      100.79    100.77      50,397      50,385     1.4%         (12)
   Fedl Home Ln Bank Bond 3.17 9/11/07 c'07         125,000      100.02     98.60     125,025     123,250     3.4%      (1,775)
   Fedl Home Ln Bank Bond 3.82 6/01/07 c'07         100,000      100.14     99.45     100,135      99,450     2.7%        (685)
   Fedl Home Ln Bank Bond 4.7 6/28/10 c'07          100,000       98.21     98.47      98,208      98,470     2.7%         262
   Fedl Home Ln Bank Bond 4.0 4/20/09 c'07          100,000       97.33     97.73      97,333      97,730     2.7%         397
   Fedl Home Ln Bank Bond 4.0 3/26/09               100,000       97.32     97.79      97,322      97,790     2.7%         468
                                                    -------      ------    ------   ---------   ---------    ----       ------
   Fedl Home Ln Bank Bond 3.02 7/27/07 NC           100,000       98.97     98.75      98,971      98,750     2.7%        (221)
   Fedl Home Ln Mtg Corp Deb 5.125 10/15/08         130,000       99.41    100.12     129,227     130,156     3.6%         929
   Fedl Home Ln Mtg Corp Deb 4.35 06/02/08           50,000       98.82     98.82      49,408      49,410     1.4%           2
   Fedl Home Ln Mtg Corp Deb 4.1 03/15/10            25,000       95.64     97.31      23,910      24,328     0.7%         418
   Fedl Home Ln Mtg Corp Deb 4.375 11/09/11 c'07    100,000       95.01     97.48      95,007      97,480     2.7%       2,473
      Subtotal                                                                      1,950,804   1,950,844    53.4%          40
CORPORATE OBLIGATIONS
   CP&L Energy 5.95 3/01/09                          50,000       99.06    101.21      49,528      50,605     1.4%       1,077
   DaimlerChrysler 4.05 06/04/08                    150,000       98.04     97.86     147,066     146,790     4.0%        (276)
   Ford Motor Cr 7.75 due 2/15/07                   100,000      100.11    100.12     100,114     100,120     2.7%           6
   GMAC 4.375 12/10/07                               80,000       97.53     98.60      78,021      78,880     2.2%         859
   Heinz 6.428 12/01/08                             100,000      101.22    101.78     101,216     101,780     2.8%         564
   Merrill Lynch 3.375 09/14/07                     200,000       98.75     98.68     197,493     197,360     5.4%        (133)
   United Health Group 5.2 01/17/07                 500,000      100.00     99.99     500,000     499,950    13.7%         (50)
                                                    -------      ------    ------   ---------   ---------    ----       ------
      Subtotal                                                                      1,173,440   1,175,485    32.2%       2,045
                                                                                    =========   =========    ====       ======
         TOTALS                                                                     3,651,046   3,653,131     100%       2,085

*    Does not include accrued income or expenses.

**   All securities held by the Fund were income producing during the period.

     The accompanying notes are an integral part of these financial statements.

     Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

SHORT TERM BOND FUND Portfolio Valuation Date 12/31/06

                                                Shares or
                                                Principal                                                         Unrealized
                    Position                      Amount    Unit Cost   Price      Cost       Value     Percent   Gain/(Loss)
                    --------                    ---------   ---------   -----   ---------   ---------   -------   -----------
CASH & EQUIVALENTS                               447,271        1.00     1.00     447,271     447,271    30.2%           0
US TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
   Fed'l Farm Cr Bk 3.59 5/11/07 c'07             35,000       99.93    99.46      34,977      34,811     2.3%        (166)
                                                 -------      ------    -----   ---------   ---------    ----       ------
   Fed'l Home Ln Bank 3.82 06/01/07 c'07         100,000      100.14    99.45     100,136      99,450     6.7%        (686)
   Fed'l Home Ln Bank 3.375 10/30/07 c'07         35,000       99.35    98.50      34,773      34,475     2.3%        (298)
   Fed'l Home Ln Bank 4.3 5/09/08                100,000      100.01    98.80     100,014      98,800     6.7%      (1,214)
   Fed'l Home Ln Bank 4.0 9/03/08 c'07            50,000       99.86    98.26      49,930      49,130     3.3%        (800)
   Fed'l Home Ln Bank 4.05 12/16/08 c'07          50,000       99.75    98.10      49,873      49,050     3.3%        (823)
   Fed'l Home Ln Bank 3.39 6/08/07 NC             50,000       99.81    99.24      49,906      49,620     3.3%        (286)
   Fed'l Home Ln Bank 4.0 2/23/09 c'07            50,000       97.60    97.86      48,799      48,930     3.3%         131
   Fed'l Home Ln Bank 4.0 1/12/07                100,000      100.00    99.99     100,000      99,990     6.7%         (10)
   Fed'l Home Ln Mtg Corp 3.65 5/16/08 c'07      130,000       99.43    98.07     129,258     127,491     8.6%      (1,767)
   Fed'l Home Ln Mtg Corp 4.25 6/15/09 c'07       50,000       97.73    98.13      48,867      49,065     3.3%         198
   Fed'l Nat'l Mtg Assoc 3.375 8/19/08 c'07       50,000       98.21    98.51      49,107      49,255     3.3%         148
                                                 -------      ------    -----   ---------   ---------    ----       ------
   Fed'l Nat'l Mtg Assoc 3.5 2/11/08             100,000       98.60    98.66      98,601      98,660     6.7%          59
      Subtotal                                                                    894,241     888,727    59.9%      (5,514)
CORPORATE OBLIGATIONS
   Hertz Corp 6.625 5/15/08 NC                    50,000      100.14    97.87      50,069      48,935     3.3%      (1,134)
   John Hancock Life 3.0 9/15/07                  50,000      100.02    98.18      50,009      49,090     3.3%        (919)
   SAFECO Corp 4.2 2/1/08 NC                      50,000      100.19    98.63      50,097      49,315     3.3%        (782)
      Subtotal                                                                    150,175     147,340     9.9%      (2,835)
                                                                                =========   =========    ====       ======
         TOTALS                                                                 1,491,687   1,483,338     100%      (8,349)

*    Does not include accrued income or expenses.

**   All securities held by the Fund were income producing during the period.

     The accompanying notes are an integral part of these financial statements.

     Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

     LARGER COMPANY STOCK FUND Portfolio Valuation Date 12/31/2006

                                                                                                                     UNREALIZED
                    POSITION                        SHARES   UNIT COST    PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                    --------                       -------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS                                 511,750       1.00      1.00     511,750     511,750    11.4%             0
U.S. LARGER CO. STOCK FUNDS
   Dodge & Cox Stock Fund                            2,751     115.67    153.46     318,168     422,126     9.4%       103,958
   Franklin Rising Dividends A                      14,305      25.31     35.87     362,106     513,123    11.4%       151,017
   Fundamental Investors Fund A                     12,220      29.59     40.05     361,562     489,398    10.9%       127,836
   iShares S&P 500/Barra Value Index Fund              500      63.05     76.89      31,524      38,445     0.9%         6,921
   iShares DJ Select Dividend Index Fund               200      66.77     70.73      13,353      14,146     0.3%           793
   iShares S&P Global Healthcare Sect Index Fund       500      57.24     57.18      28,621      28,590     0.6%           (31)
   iShares GS Networking Index Fund                    600      29.49     32.17      17,695      19,302     0.4%         1,607
   iShares DJ US Tech Sector Index Fund                200      50.73     54.45      10,146      10,890     0.2%           744
   Mairs & Power Growth Fund                         5,653      13.68     77.10      77,336     435,830     9.7%       358,495
   Torray Fund                                       9,726      37.68     41.57     366,488     404,315     9.0%        37,827
   Washington Mutual Investors Fund A               10,868      28.29     34.86     307,485     378,866     8.4%        71,382
                                                   -------     ------    ------   ---------   ---------    ----      ---------
      SUBTOTAL                                                                    1,894,482   2,755,031    61.4%       860,549
U.S. MID-CAP LARGER CO. STOCK FUNDS
   Calamos Growth A                                  6,227      42.42     53.90     264,103     335,612     7.5%        71,508
   Heartland Select Value                           19,206      27.81     27.94     534,206     536,614    12.0%         2,407
   Navellier MidCap Growth                          11,400      24.72     30.70     281,834     349,985     7.8%        68,152
                                                   -------     ------    ------   ---------   ---------    ----      ---------
      SUBTOTAL                                                                    1,080,143   1,222,211    27.2%       142,068
                                                                                  =========   =========    ====      =========
   TOTALS                                                                         3,486,375   4,488,992     100%     1,002,617

*    Does not include accrued income or expenses.

**   All securities held by the Fund were income producing during the period.

     The accompanying notes are an integral part of these financial statements.

     Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

     SMALLER COMPANY STOCK FUND Portfolio Valuation 12/31/2006

                                                                                                                    UNREALIZED
                    POSITION                       SHARES    UNIT COST    PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                    --------                       -------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS                                 255,362      1.00       1.00     255,362     255,362      5.3%           0
U.S. SMALLER MID-CAP STOCK MUTUAL FUNDS
   Columbia Acorn Z Fund                            17,915     19.28      29.71     345,399     532,269     11.0%     186,870
   iShares DJ US Medical Devices Index Fund            500     47.39      51.05      23,693      25,525      0.5%       1,832
   Hennessy Cornerstone Growth                      12,099     21.25      18.22     257,078     220,439      4.5%     (36,638)
                                                   -------     -----      -----    --------   ---------     ----      -------
         SUBTOTAL                                                                   626,170     778,234     16.0%     152,064
U.S. SMALLER CO. STOCK MUTUAL FUNDS
   Gartmore Small Cap A                             37,163     19.73      21.60     733,148     802,717     16.5%      69,569
   iShares Russell 2000 Index Fund                     400     72.36      78.03      28,943      31,212      0.6%       2,269
   Munder Small Cap Value A                         14,855     25.93      29.21     385,195     433,928      8.9%      48,733
   Royce Opportunity Fund                           35,336      8.14      13.04     287,781     460,786      9.5%     173,004
   Wasatch Small Cap Value                         131,934      4.73       5.01     624,488     660,992     13.6%      36,504
                                                   -------     -----      -----   ---------   ---------     ----      -------
         SUBTOTAL                                                                 2,059,555   2,389,634     49.2%     330,079
U.S. LARGER CO. STOCK MUTUAL FUNDS
   iShares DJ US Pharmaceuticals Index Fund            500     51.74      53.08      25,868      26,540      0.5%         672
                                                   -------     -----      -----   ---------   ---------     ----      -------
         SUBTOTAL                                                                    25,868      26,540      0.5%         672
U.S. MICROCAP STOCK MUTUAL FUNDS
   Bjurman & Barry MicroCap Growth                   4,448     25.04      20.87     111,391      92,828      1.9%     (18,563)
   Franklin MicroCap Value                          20,799     23.62      41.56     491,233     864,410     17.8%     373,177
   Royce MicroCap Inv                               25,664     17.44      17.35     447,496     445,275      9.2%      (2,222)
                                                   -------     -----      -----   ---------   ---------     ----      -------
         SUBTOTAL                                                                 1,050,120   1,402,513     28.9%     352,392
                                                                                  =========   =========     ====      =======
      TOTALS                                                                      4,017,076   4,852,282      100%     835,207

*    Does not include accrued income or expenses.

**   All securities held by the Fund were income producing during the period.

The accompanying notes are an integral part of these financial statements.

Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

INTERNATIONAL FUND Portfolio Valuation Date 12/31/2006

                                                                                                                    Unrealized
                    Position                       Shares    Unit Cost    Price      Cost       Value     Percent   Gain/(Loss)
                    --------                       -------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS                                 817,134      1.00       1.00     817,134     817,134     15.2%            0
INTERNATIONAL STOCK MUTUAL FUNDS
   AF Europacific Fund                              12,053     33.01      46.56     397,897     561,191     10.4%      163,294
   CS International Focus Fund                      17,975     12.63      16.48     227,025     296,229      5.5%       69,203
   Eaton Vance Greater India A                       5,506     25.06      25.80     137,983     142,063      2.6%        4,081
   Harbor International                             10,939     34.26      62.04     374,754     678,642     12.6%      303,888
   iShares MSCI Australia Index Fd                   4,000     17.38      23.50      69,517      94,000      1.7%       24,483
   iShares MSCI EMU Index Fd                           100     92.21     103.35       9,221      10,335      0.2%        1,114
   iShares MSCI EAFE Value Index Fd                  1,200     66.62      72.20      79,946      86,640      1.6%        6,694
   iShares MSCI Japan Index Fd                       4,000     12.75      14.21      50,983      56,840      1.1%        5,857
   iShares MSCI Malaysia Index Fd                    6,000      7.26       9.10      43,541      54,600      1.0%       11,059
   iShares MSCI Singapore Index Fd                   1,000      9.21      11.20       9,213      11,200      0.2%        1,987
   iShares MSCI Spain Index Fd                       1,000     25.40      53.60      25,400      53,600      1.0%       28,201
   iShares MSCI Sweden Index Fd                        200     27.10      32.28       5,419       6,456      0.1%        1,037
   Marsico Int'l Opportunities                      29,009      9.74      16.91     282,608     490,548      9.1%      207,940
   Putnam International Capital
      Opportunities A                               20,307     19.03      37.19     386,379     755,234     14.0%      368,855
   Templeton Foreign Fund A                         42,573      9.88      13.64     420,824     580,694     10.8%      159,870
                                                   -------    ------     ------   ---------   ---------     ----     ---------
      SUBTOTAL                                                                    2,520,712   3,878,273     72.1%    1,357,562
DEVELOPING MARKETS MUTUAL FUNDS
   Templeton Developing Markets Trust A             24,146    12.92       28.28     311,946     682,850     12.7%      370,904
                                                   -------    ------     ------   --------    --------      ----     ---------
      SUBTOTAL                                                                      311,946     682,850     12.7%      370,904
                                                                                  =========   =========     ====     =========
         TOTALS                                                                   3,649,792   5,378,257     100%     1,728,465

* Does not include accrued income or expenses. ** All securities held by the Fund were income producing during the period.

The accompanying notes are an integral part of these financial statements.

* Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

ALTCAT FUND Portfolio Valuation 12/31/2006

                                                                                                                    UNREALIZED
                    POSITION                       SHARES    UNIT COST   PRICE       COST       VALUE     PERCENT   GAIN/(LOSS)
                    --------                       -------   ---------   ------   ---------   ---------   -------   -----------

CASH & EQUIVALENTS                                 400,274      1.00       1.00     400,274     400,274     12.9%            0
US MID-CAP LARGER CO. STOCK MUTUAL FUNDS
   iShares Russell Midcap Value Index Fund             700    114.51     146.43      80,157     102,501      3.3%       22,345
   iShares S&P 500/Barra Value Index Fund            1,000     56.10      76.89      56,098      76,890      2.5%       20,792
                                                   -------    ------     ------   ---------   ---------     ----     ---------
   iShares DJ US Pharmaceuticals Index Fund            500     51.74      53.08      25,872      26,540      0.9%          669
   iShares S&P Global Healthcare Sect Index Fund       500     57.28      57.18      28,640      28,590      0.9%          (50)
   iShares S&P Global Tech Sect Index Fund             900     56.69      58.32      51,017      52,488      1.7%        1,471
   Muhlenkamp Fund                                   2,284     45.26      87.15     103,370     199,056      6.4%       95,686
         SUBTOTAL                                                                   345,153     486,065     15.7%      140,912
US SMALLER CO. STOCKS/MUTUAL FUNDS
   iShares S&P SC 600/Barra Value Index Fund         1,000     54.49      75.34      54,494     75,340       2.4%       20,846
                                                   -------    ------     ------   ---------   ---------     ----     ---------
         SUBTOTAL                                                                    54,494     75,340       2.4%       20,846
GLOBAL SMALLER CO. STOCK MUTUAL FUNDS

   Franklin Mutual Series Discovery Fund A          10,447     20.85      30.15     217,785     314,984     10.2%       97,198
                                                   -------    ------     ------   ---------   ---------     ----     ---------
   AF SmallCap World Fund                            5,272     24.91      39.07     131,332     205,969      6.7%       74,637
         SUBTOTAL                                                                   349,117     520,952     16.8%      171,835
ALTERNATIVE CATEGORIES

   Eaton Vance Greater India A                       1,742     23.51      25.80      40,955      44,944       1.5%       3,989
                                                   -------    ------     ------   ---------   ---------     -----     --------
   Franklin Natural Resources Fund A                 9,407     18.21      33.28     171,271     313,081     10.1%      141,810
   iShares GS Networking Index Fund                    500     29.25      32.17      14,627      16,085      0.5%        1,458
   iShares DJ US Basic Materials Sector Index          500     49.29      59.08      24,646      29,540      1.0%        4,894
   iShares DJ US Healthcare Sector Index             1,000     56.42      66.32      56,417      66,320      2.1%        9,903
   iShares DJ US Medical Devices Index Fund            500     47.40      51.05      23,701      25,525      0.8%        1,824
   iShares DJ US Telecomm. Sector Index              1,000     23.22      29.65      23,219      29,650      1.0%        6,431
   iShares MSCI Australia Index                      1,500     16.48      23.50      24,716      35,250      1.1%       10,534
   iShares MSCI EAFE Value Index                       300     71.07      72.20      21,320      21,660      0.7%          340
   iShares MSCI Japan Index                          2,000     12.22      14.21      24,442      28,420      0.9%        3,978
   iShares MSCI Malaysia Index Fund                  5,000      7.23       9.10      36,129      45,500      1.5%        9,371
   Ivy Pacific Opportunities Fund A                 11,773      8.53      16.76     100,367     197,318       6.4%      96,951
   John Hancock Tech Leaders A                       2,538      8.79       9.86      22,306      25,028      0.8%        2,721
   Live Oak Health Sciences                         13,621     11.01      10.87     150,000     148,060       4.8%      (1,940)
   Matthews Asian Growth and Income                  4,287     15.68      18.68      67,244      80,087      2.6%       12,843
   Neuberger & Berman Focus Adv                      6,950     16.55      16.16     115,048     112,319       3.6%      (2,729)
   Vanguard Energy                                   3,744     29.97      64.63     112,232     241,999       7.8%     129,767
   Vanguard Health Care                              1,045    112.68     145.60     117,768     152,177       4.9%      34,409

         SUBTOTAL                                                                 1,146,409   1,612,963      52.1%     466,553
                                                                                  =========   =========     =====      =======
      TOTALS                                                                      2,295,448   3,095,594       100%     800,146

*    Does not include accrued income or expenses.

** Generally, all securities held by the Fund are income producing. However, two securities held by the AltCat Fund did not produce income dividends in 2006. They were the John Hancock Tech Leaders A and Live Oak Health Sciences funds.

The accompanying notes are an integral part of these financial statements.

Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDING 12/31/06

                                                              GBF       STBF      LCSF        SCSF       INTF        ACF
                                                           --------   -------   --------   ---------   --------   --------
                         INCOME

Mutual Fund Dividends (Including Money Market Funds)       $ 24,340   $10,592   $ 59,588   $  38,663   $ 86,123   $ 44,926
Interest                                                    126,461    40,545          0           0          0          0
                                                           --------   -------   --------   ---------   --------   --------
   TOTAL INCOME                                             150,801    51,137     59,588      38,663     86,123     44,926
                                                           --------   -------   --------   ---------   --------   --------

                        EXPENSES

12B-1 Distribution Expense                                    2,445       592      2,949       2,810      4,420      3,707
MF Services Expense                                          11,947     4,578     17,629      19,037     17,984     12,619
Advisory Fee                                                 15,684     4,787     41,752      45,087     42,595     29,888
Less: Amount Waived                                          (1,950)   (1,734)         0           0          0          0
Custodian Fee                                                 1,962       794      3,388       3,664      3,459      2,459
Printing Expense                                                187        76        323         350        330        235
Directors Fee                                                 1,266       513      2,186       2,364      2,232      1,587
Registration Fee                                                632       256      1,092       1,181      1,115        793
PA Capital Stock Tax Expense                                    159        64        274         296        280        199
Auditing Fee                                                  3,835     1,554      6,624       7,165      6,761      4,808
Legal Fee                                                     1,687       683      2,915       3,152      2,976      2,116
Miscellaneous Expense                                            38        15         66          71         67         48
Insurance Expense                                             1,618       655      2,795       3,023      2,854      2,029
Prospectus Production and Mailing Expense                        31        13         54          58         55         39
Advertising Expense                                               0        (0)         0           0         (0)        (0)
Compliance Expense                                            1,705       690      2,945       3,185      3,007      2,138
IT Expense                                                       50        20         87          94         89         63
Pricing Expense                                                 395       160        682         737        696        495
Other                                                             0         0          0           0          0          0
                                                           --------   -------   --------   ---------   --------   --------
   TOTAL EXPENSES                                            41,692    13,716     85,761      92,274     88,920     63,223
                                                           --------   -------   --------   ---------   --------   --------

   NET INVESTMENT INCOME (LOSS)                             109,109    37,421    (26,172)    (53,611)    (2,797)   (18,297)
                                                           --------   -------   --------   ---------   --------   --------

   REALIZED & UNREALIZED APPRECIATION ON INVESTMENTS

Realized Long & Short Term Capital Gains/(Losses)              (711)        0    407,247     977,090    547,424    307,998
Unrealized Appreciation (Depreciation) during Period         20,693     6,275       (893)   (305,194)   294,001     32,228
                                                           --------   -------   --------   ---------   --------   --------
   NET REALIZED & UNREALIZED APPRECIATION (DEPRECIATION)     19,982     6,275    406,355     671,896    841,425    340,220
                                                           --------   -------   --------   ---------   --------   --------

   NET INCREASE/DECREASE IN NET ASSETS FROM OPERATION      $129,091   $43,696   $380,182   $ 618,285   $838,629   $321,922
                                                           ========   =======   ========   =========   ========   ========

NOTE: The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGE IN NET ASSETS
Year Ended December 31, 2005 and Year Ended December 31, 2006

                                                                 GBF                     STBF                    LCSF
                                                       -----------------------  ----------------------  ----------------------
                                                         12/31/06    12/31/05    12/31/06    12/31/05    12/31/06    12/31/05
                                                       -----------  ----------  ----------  ----------  ----------  ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS

Investment Income - Net                                $   109,109  $   71,126  $   37,421  $   26,522  $  (26,172) $  (44,160)
Net Realized Gains (Losses) in Investments                    (711)     (1,524)          0      (9,227)    407,247     147,046
Unrealized Appreciation (Depreciation) of Investments       20,693     (69,054)      6,275      (9,332)       (893)     52,540
                                                       -----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       129,091         548      43,696       7,964     380,182     155,426

Investment Income and Short Term Gains                     (98,049)    (78,454)    (31,799)    (23,436)          0           0
Realized Long-Term Gains                                         0           0           0           0    (103,105)          0
                                                       -----------  ----------  ----------  ----------  ----------  ----------
   TOTAL DISTRIBUTIONS                                     (98,049)    (78,454)    (31,799)    (23,436)   (103,105)          0

Purchases                                                3,125,468     138,783     759,346     770,878     210,463     480,114
Redemptions                                             (1,356,867)   (711,524)   (292,065)   (397,268)   (888,630)   (863,645)
Reinvestment of Dividends                                   97,638      77,926      31,527      23,195     102,733           0
                                                       -----------  ----------  ----------  ----------  ----------  ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM CAPITAL SHARE TRANSACTIONS                    1,866,238    (494,815)    498,808     396,805    (575,433)   (383,532)

   TOTAL INCREASE (DECREASE) IN NET ASSETS               1,897,279    (572,721)    510,704     381,333    (298,356)   (228,105)

Net Assets, Beginning of Period                          1,791,623   2,364,341     983,665     602,325   4,786,617   5,014,675
Net Assets, End of Period                              $ 3,688,909  $1,791,629  $1,494,369  $  983,664  $4,488,261  $4,786,617

Capital Paid in on Shares of Capital Stock               3,657,276   1,791,037   1,500,902   1,002,094   3,655,029   4,230,473
Undistributed Net Investment Income (Loss)                  35,605      24,545      11,043       5,420    (169,385)   (139,473)
Accumulated Net Capital Loss                                (6,057)     (5,346)     (9,227)     (9,227)          0    (307,891)
Net Unrealized Appreciation/(Depreciation)                   2,085     (18,607      (8,349)    (14,621)  1,002,617   1,003,454
Net Assets                                             $ 3,688,909  $1,791,629  $1,494,369  $  983,666  $4,488,261  $4,786,563
                                                       ===========  ==========  ==========  ==========  ==========  ==========

                                                                SCSF                     INTF                     ACF
                                                       ----------------------  -----------------------  ----------------------
                                                        12/31/06    12/31/05     12/31/06    12/31/05    12/31/06    12/31/05
                                                       ----------  ----------  -----------  ----------  ----------  ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS

Investment Income - Net                                $  (53,611) $  (75,991) $    (2,797) $  (14,232) $  (18,297) $  (29,029)
Net Realized Gains (Losses) in Investments                977,090     454,661      547,424     171,396     307,992     153,606
Unrealized Appreciation (Depreciation) of Investments    (305,194)   (153,982)     294,002     535,526      32,227     233,953
                                                       ----------  ----------  -----------  ----------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      618,285     224,688      838,629     692,690     321,922     358,530

Investment Income and Short Term Gains                    (35,977)         (0)           0           0      (5,438)         (0)
Realized Long-Term Gains                                 (887,776)   (428,824)    (265,946)          0    (284,010)   (125,272)
                                                       ----------  ----------  -----------  ----------  ----------  ----------
   TOTAL DISTRIBUTIONS                                   (923,752)   (428,824)    (265,946)          0    (289,448)   (125,272)

Purchases                                                 196,036     214,407    1,056,927     580,282     255,404     593,730
Redemptions                                              (985,977)   (962,266)  (1,266,588)   (555,714)   (925,837)   (462,028)
Reinvestment of Dividends                                 920,023     427,142      265,142           0     287,816     124,681
                                                       ----------  ----------  -----------  ----------  ----------  ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM CAPITAL SHARE TRANSACTIONS                     130,082    (320,717)      55,481      24,568    (382,616)    256,383

   TOTAL INCREASE (DECREASE) IN NET ASSETS               (175,385)   (524,853)     628,164     717,258    (350,142)    489,640

Net Assets, Beginning of Period                         5,026,297   5,551,150    4,750,345   4,033,085   3,445,169   2,955,530
Net Assets, End of Period                              $4,850,911  $5,026,297  $ 5,378,501  $4,750,337  $3,095,028  $3,445,170

Capital Paid in on Shares of Capital Stock              4,272,626   4,142,508    3,707,635   3,651,151   2,356,524   2,739,143
Undistributed Net Investment Income (Loss)               (256,922)   (256,612)     (57,599)    (54,800)    (61,642)    (61,891)
Accumulated Net Capital Loss                                    0           0            0    (281,478)          0           0
Net Unrealized Appreciation/(Depreciation)                835,207   1,140,401    1,728,465   1,434,464     800,146     767,918
Net Assets                                             $4,850,911  $5,026,297  $ 5,378,501  $4,750,337  $3,095,028  $3,445,170
                                                       ==========  ==========  ===========  ==========  ==========  ==========

NOTE: The accompanying notes are an integral part of these financial statements

             STATEMENT OF CASH FLOWS, YEAR ENDED DECEMBER 31, 2006

                                                           GBF         STBF        LCSF         SCSF        INTF         ACF
                                                       -----------  ---------  -----------  -----------  ----------  ----------
    CASH PROVIDED (USED) BY OPERATING ACTIVITIES
Net Increase in Net Assets from Operations             $   129,091  $  43,696  $   380,182  $   618,285  $  838,629  $  321,922

   ADJUSTMENTS REQUIRED TO RECONCILE TO NET ASSETS
          PROVIDED BY OPERATING ACTIVITIES

Investments Purchased                                   (2,649,767)  (343,685)  (1,067,916)  (1,890,023)   (748,496)   (370,019)
Sales or Redemptions                                     1,271,305    145,000    2,226,949    3,000,061   1,819,232   1,421,659
Net Realized (Gains) Losses on Investments                     711         (0)    (407,247)    (977,090)   (547,424)   (307,992)
Unrealized (Appreciation) Depreciation of Investments      (20,693)    (6,275)         893      305,194    (294,002)    (32,227)
Reinvestment of Ordinary Dividend Distributions                  0          0      (42,939)     (28,600)    (67,203)    (21,428)
Net Amortization of Bond Premiums (Discounts)               (9,990)    (2,279)           0            0           0           0
Increase (Decrease) in Interest Receivable                 (12,073)    (5,823)        (698)        (244)     (2,250)       (492)
Increase (Decrease) in Receivable                                0          0        5,431        5,430       5,430      10,839
Increase (Decrease) in Accounts Payable                        797        201          499          518         951         244
                                                       -----------  ---------  -----------  -----------  ----------  ----------
   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES     (1,290,619)  (169,165)   1,095,153    1,033,531   1,004,867   1,022,506

     CASH PROVIDED(USED) BY FINANCING ACTIVITIES

Shareholder Contributions                                3,125,468    759,346      210,463      196,036   1,056,927     255,404
Shareholder Redemptions (Incl. amts. reinvested in
   other Trust Portfolios)                              (1,356,867)  (292,065)    (888,630)    (985,977) (1,266,588)   (925,837)
Cash Distributions Paid                                       (412)      (273)        (372)      (3,729)       (803)     (1,632)
                                                       -----------  ---------  -----------  -----------  ----------  ----------
   NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES      1,768,189    467,008     (678,538)    (793,670)   (210,464)   (672,064)

      INCREASE (DECREASE) IN CASH DURING PERIOD            477,570    297,844      416,615      239,861     794,403     350,442

Cash Balance - Beginning of Period                          49,232    149,427       95,136       15,501      22,731      49,832
                                                       -----------  ---------  -----------  -----------  ----------  ----------
Cash Balance - End of Period                           $   526,803  $ 447,271  $   511,751  $   255,362  $  817,134  $  400,274
                                                       ===========  =========  ===========  ===========  ==========  ==========

  SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  NONCASH FINANCING ACTIVITIES NOT INCLUDED HEREIN
                     CONSIST OF:
Reinvestment of DividendS and Distributions                 97,638     31,527      102,733      920,023     265,142     287,816
                                                       ===========  =========  ===========  ===========  ==========  ==========

NOTE: The accompanying notes are an integral part of these financial statements.

Supplementary Information -- Selected per Share Data Ratios
Period from January 1, 2002 through December 31, 2006

                                                     GBF                                              STBF
                              ------------------------------------------------  ------------------------------------------------
                              1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -  1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -
PER SHARE DATA                12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02
--------------                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value Beginning Of
   Period                      10.06     10.45     10.75     10.99     10.59      9.21      9.40      9.85     11.02     10.62
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net Investment Income           0.35      0.35      0.31      0.39      0.41      0.28      0.24      0.24      0.50      0.48
Net Realized & Unrealized
   Gains                        0.01     (0.34)    (0.25)     0.05      0.35      0.04     (0.23)    (0.26)     0.15      0.40
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Income from Operations    0.36      0.01      0.06      0.44      0.76      0.32      0.01     (0.02)     0.65      0.88
Total Distributions to
   Shareholders                (0.31)    (0.40)    (0.36)    (0.68)    (0.36)    (0.23)    (0.20)    (0.43)    (1.82)    (0.48)
Net Asset Value End of
   Period                      10.11     10.06     10.45     10.75     10.99      9.30      9.21      9.40      9.85     11.02
                               =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total Return                    3.73%     0.11%     0.50%     4.05%     7.19%     3.50%     0.07%    -0.14%     5.88%     8.27%
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
                              Total returns are actual experienced by
                              shareholders and may be slightly different if
                              calculated using these numbers due to rounding
                              differences
RATIOS
Expenses to Avg. Net Assets*    1.33%     1.31%     1.60%     1.34%     1.51%     1.12%     1.02%     1.53%     1.20%     1.59%
Net Investment Income to Avg
   Net Assets*                  3.47%     3.40%     2.88%     3.56%     3.79%     3.04%     2.60%     2.49%     4.57%     4.50%
Portfolio Turnover Rate        40.48%    17.84%    31.80%    35.97%    21.60%    11.79%    48.02%    86.65%     8.53%    19.70%
NET ASSETS, END OF PERIOD
(000s omitted)                 3,689     1,792     2,364     2,923     4,378     1,494       984       602       415     1,630
                               =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
                                2006      2005      2004      2003      2002      2006      2005      2004      2003      2002
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Such ratios are after effect
   of expenses waived (cents
   per share rounded):          0.01      0.02      0.00      0.03      0.00      0.01      0.03      0.00      0.03      0.00

                                                    LCSF
                              ------------------------------------------------
                              1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -
PER SHARE DATA                12/31/06  12/31/05  12/31/04  12/31/03  12/31/02
--------------                --------  --------  --------  --------  --------
Net Asset Value Beginning Of
   Period                      13.14     12.67     11.45      9.49     11.58
                               -----     -----     -----     -----     -----
Net Investment Income          (0.08)    (0.12)    (0.11)    (0.07)    (0.09)
Net Realized & Unrealized
   Gains                        1.32      0.59      1.33      2.03     (2.00)
                               -----     -----     -----     -----     -----
Total Income from Operations    1.24      0.47      1.22      1.96     (2.09)
Total Distributions to
   Shareholders                (0.33)     0.00      0.00      0.00      0.00
Net Asset Value End of
   Period                      14.05     13.14     12.67     11.45      9.49
                               =====     =====     =====     =====     =====
Total Return                    9.44%     3.69%    10.65%    20.65%   -18.10%
                               -----     -----     -----     -----     -----
                              Total returns are actual experienced by
                              shareholders and may be slightly different if
                              calculated using these numbers due to rounding
                              differences
RATIOS
Expenses to Avg. Net Assets*    1.84%     1.97%     1.94%     1.68%     1.89%
Net Investment Income to Avg
   Net Assets*                 -0.56%    -0.94%    -0.92%    -0.71%    -0.88%
Portfolio Turnover Rate        22.95%    14.00%    35.19%    46.31%    24.08%
NET ASSETS, END OF PERIOD
(000s omitted)                 4,488     4,787     5,015     4,086     2,737
                               =====     =====     =====     =====     =====
                                2006      2005      2004      2003      2002
                               -----     -----     -----     -----     -----
Such ratios are after effect
   of expenses waived (cents
   per share rounded):          0.00      0.00      0.00      0.03      0.00

                                                    SCSF                                              INTF
                              ------------------------------------------------  ------------------------------------------------
                              1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -  1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -
PER SHARE DATA                12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02
---------------               --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value Beginning Of
   Period                      14.85     15.43     14.53     10.29      12.47    13.54     11.59      9.74      7.40       8.64
                               -----     -----     -----     -----     ------    -----     -----     -----     -----     ------
Net Investment Income          (0.17)    (0.23)    (0.26)    (0.19)     (0.21)   (0.01)    (0.04)    (0.06)     0.02      (0.09)
Net Realized & Unrealized
   Gains                        2.26      1.04      2.10      4.43      (1.97)    2.90      1.99      1.91      2.33      (1.15)
                               -----     -----     -----     -----     ------    -----     -----     -----     -----     ------
Total Income from Operations    2.09      0.81      1.84      4.24      (2.18)    2.89      1.95      1.85      2.35      (1.24)

                                                     ACF
                              ------------------------------------------------
                              1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -
PER SHARE DATA                12/31/06  12/31/05  12/31/04  12/31/03  12/31/02
---------------               --------  --------  --------  --------  --------
Net Asset Value Beginning Of
   Period                      14.28     13.25     11.77      9.17      10.89
                               -----     -----     -----     -----     ------
Net Investment Income          (0.08)    (0.13)    (0.14)    (0.10)     (0.10)
Net Realized & Unrealized
   Gains                        1.75      1.70      1.62      2.70      (1.62)
                               -----     -----     -----     -----     ------
Total Income from Operations    1.67      1.57      1.48      2.60      (1.72)

Total Distributions to
   Shareholders                (3.07)    (1.39)    (0.94)     0.00       0.00    (0.81)     0.00      0.00     (0.01)      0.00
Net Asset Value End of
   Period                      13.87     14.85     15.43     14.53      10.29    15.62     13.54     11.59      9.74       7.40
                               =====     =====     =====     =====     ======    =====     =====     =====     =====     ======
Total Return                   14.22%     5.22%    12.69%    41.21%    -17.45%   21.38%    16.82%    18.96%    31.85%    -14.33%
                               =====     =====     =====     =====     ======    =====     =====     =====     =====     ======
                              Total returns are actual experienced by
                              shareholders and may be slightly different if
                              calculated using these numbers due to rounding
                              differences.
RATIOS
Expenses to Avg. Net Assets*    1.83%     1.96%     1.94%     1.66%      1.89%    1.86%     1.99%     1.96%     1.75%      1.90%
Net Investment Income to Avg
   Net Assets*                 -1.06%    -1.50%    -1.73%    -1.61%     -1.80%   -0.06%    -0.34%    -0.63%     0.24%     -1.07%
Portfolio Turnover Rate        37.46%    23.04%    33.58%    45.72%     32.79%   15.66%    16.23%    16.99%    29.10%     24.08%
NET ASSETS, END OF PERIOD
(000s omitted)                 4,851     5,026     5,551     4,592      2,609    5,379     4,750     4,033     3,032      1,675
                               =====     =====     =====     =====     ======    =====     =====     =====     =====     ======
                                2006      2005      2004      2003       2002     2006      2005      2004      2003       2002
                               -----     -----     -----     -----     ------    -----     -----     -----     -----     ------
Such ratios are after effect
   of expenses waived (cents
   per share rounded):          0.00      0.00      0.00      0.03       0.00     0.00      0.00      0.00      0.02       0.00

Total Distributions to
   Shareholders                (1.49)    (0.54)     0.00      0.00       0.00
Net Asset Value End of
   Period                      14.46     14.28     13.25     11.77       9.17
                               =====     =====     =====     =====     ======
Total Return                   11.65%    11.91%    12.55%    28.35%    -15.84%
                               =====     =====     =====     =====     ======
                              Total returns are actual experienced by
                              shareholders and may be slightly different if
                              calculated using these numbers due to rounding
                              differences.
RATIOS
Expenses to Avg. Net Assets*    1.89%     2.01%     2.01%     1.77%      1.88%
Net Investment Income to Avg
   Net Assets*                 -0.55%    -0.94%    -1.18%    -0.97%     -0.97%
Portfolio Turnover Rate        11.08%    35.48%    28.35%    33.19%     18.61%
NET ASSETS, END OF PERIOD
(000s omitted)                 3,095     3,445     2,956     2,266      1,080
                               =====     =====     =====     =====     ======
                                2006      2005      2004      2003       2002
                               -----     -----     -----     -----     ------
Such ratios are after effect
   of expenses waived (cents
   per share rounded):          0.00      0.00      0.00      0.03       0.00

*    Annualized. Using monthly averages.

NOTE: The accompanying notes are an integral part of these financial statements

                             STAAR INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

NOTE 1 - ORGANIZATION AND PURPOSE

     STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.

     The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

     The Trust consists of six separate series portfolios (funds). The funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

          STAAR General Bond Fund (Formerly Intermediate Bond Fund) STAAR Short Term Bond Fund (Formerly Long Term Bond Fund) STAAR Larger Company Stock Fund
          STAAR Smaller Company Stock Fund
          STAAR International Fund
          STAAR Alternative Categories Fund

     Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named. Each fund may invest in other open-end funds (mutual funds), exchange-traded funds (ETFs), closed-end funds and individual securities.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation - Net Asset Value for each portfolio is computed as of the close of business on each business day. New investments received during that day purchase shares of beneficial interest based upon the end-of-day Net Asset Value per share. Included in the end-of-day net assets valuation of each portfolio is the net asset valuation of all invested mutual funds or exchange-traded funds, as published on their respective web-sites or elsewhere. When applicable, securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

     Fixed income securities are valued at prices obtained from a pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. There were no restricted securities owned by any of the portfolios as of December 31, 2006. Restricted securities and other securities for which quotations are not readily available will be valued at fair value as determined by the Trustees.

Federal Income Taxes - The Trust complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and intends to distribute all its taxable income and net capital gains each year to its shareholders. As a regulated investment company, the Trust is not subject to income taxes if such distributions are made. Therefore, no federal or state income tax provision is required. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Trust. As of December 31, 2006 the following net capital loss carryforwards existed for federal income tax purposes:

STBF   $9,227
GBF    $6,057

     The above net capital loss carryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Expiration of the capital loss carry forwards occurs in 2009-2014. The Trust will not make distributions from capital gains while a capital loss carryforward remains.

Distributions to shareholders - Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income and realized gain distributions from other funds are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Through December 31, 2002, discounts and premiums on securities purchased were not amortized over the life of the respective securities. On January 1, 2003, the Trust began amortizing all premiums and discounts on fixed income securities to conform with a recent change in accounting principles generally accepted in the United States for mutual funds. Adopting this change did not impact the Trust's net asset values, and resulted in immaterial changes to the classification of certain amounts between interest income and realized and unrealized gains/losses in the Statement of Operations.

Mutual fund dividends are presented net of foreign taxes, which were $8,327 for the International Fund and $1,155 for the AltCat in 2006.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

                                DECEMBER 31, 2006

NOTE 3 - SHAREHOLDER TRANSACTIONS

     The declaration of trust provides for an unlimited number of shares of beneficial interest, without par value. The declaration of Trust also established six series of shares which correspond to the six funds described in
Note 2. During the years ended December 31, 2006 and 2005, at least 98%, respectively of dividends declared were reinvested by the respective owners of beneficial interest. Transactions in units of beneficial interest were as shown below:

                         YEAR ENDED 12/31/2004                                          YEAR ENDED 12/31/2005
       ---------------------------------------------------------   --------------------------------------------------------------
                                                  DISTRIBUTION
             BALANCE               SOLD           REINVESTMENT          REDEMPTIONS           BALANCE                 SOLD
       -------------------   ----------------   ----------------   ------------------   -------------------   -------------------
FUND    SHARES    DOLLARS    SHARES   DOLLARS   SHARES   DOLLARS    SHARES    DOLLARS    SHARES    DOLLARS     SHARES    DOLLARS
----   -------   ---------   ------   -------   ------   -------   -------   --------   -------   ---------   -------   ---------
GBF    226,305   2,285,857   13,489   138,783    7,643    77,921   (69,272)  (711,524)  178,165   1,791,038   310,188   3,125,468
STBF    64,049     605,299   82,971   770,878    2,508    23,184   (42,686)  (397,268)  106,841   1,002,094    81,840     759,346
LCSF   395,813   4,614,005   38,198   480,114        0         0   (69,659)  (863,645)  364,352   4,230,474    15,368     210,463
SCSF   359,710   4,463,216   14,037   214,407   28,762   427,151   (64,067)  (962,266)  338,442   4,142,508    12,188     196,036
INTF   348,046   3,627,583   48,145   580,282        0         0   (45,267)  (555,714)  350,923   3,652,151    67,270   1,056,927
ACF    223,143   2,482,756   42,679   593,730    8,730   124,685   (33,326)  (462,028)  241,226   2,739,144    16,902     255,404

                           PERIOD ENDED 12/31/2006
       --------------------------------------------------------------
         DISTRIBUTION
         REINVESTMENT          REDEMPTIONS              BALANCE
       ----------------   ---------------------   -------------------
FUND   SHARES   DOLLARS    SHARES      DOLLARS     SHARES    DOLLARS
----   ------   -------   --------   ----------   -------   ---------
GBF     9,678    97,638   (133,233)  (1,356,867)  364,799   3,657,276
STBF    3,410    31,527    (31,355)    (292,065)  160,736   1,500,901
LCSF    7,313   102,722    (67,504)    (888,630)  319,528   3,655,029
SCSF   63,569   920,059    (64,479)    (985,977)  349,719   4,272,625
INTF   16,977   265,145    (90,791)  (1,266,588)  344,379   3,707,635
ACF    19,910   287,814    (63,935)    (925,837)  214,104   2,356,525

As of December 31, 2006 net assets consisted of the following:

                                  GBF         STBF        LCSF        SCSF        INTF        ACF
                               ---------   ---------   ---------   ---------   ---------   ---------
Capital Paid in on Shares of
   Capital Stock               3,657,276   1,500,902   3,655,029   4,272,626   3,707,635   2,356,524
Undistributed Net Investment
   Income (Loss)                  35,605      11,043    (169,385)   (256,922)    (57,599)    (61,642)
Accumulated Net Capital Loss      (6,057)     (9,227)          0           0           0           0
Net Unrealized Appreciation/
   (Depreciation)                  2,085      (8,349)  1,002,617     835,207   1,728,465     800,146
                               ---------   ---------   ---------   ---------   ---------   ---------
Net Assets                     3,688,909   1,494,369   4,488,261   4,850,911   5,378,501   3,095,028
                               =========   =========   =========   =========   =========   =========

NOTE 4 - SUMMARY OF UNREALIZED GAINS AND LOSSES:

Following is a summary of unrealized gains and losses for each portfolio as of December 31, 2006.

                                                       MARKET
          Cost        GAIN       Loss       Net        VALUE
       ---------   ---------   -------   ---------   ---------
GBF    3,651,046      13,893   (11,808)      2,085   3,653,131
STBF   1,491,687         536    (8,885)     (8,349)  1,483,338
LCSF   3,486,375   1,002,648       (31)  1,002,617   4,488,992
SCSF   4,017,076     892,629   (57,423)    835,206   4,852,282
INTF   3,649,792   1,728,465         0   1,728,465   5,378,257
ACF    2,295,448     802,194    (2,048)    800,146   3,095,594

STAAR INVESTMENT TRUST

                                DECEMBER 31, 2006

NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

     Effective April 1, 1996, the Trust entered into an Investment Advisory Agreement with STAAR Financial Advisors, Inc., a related party (Advisor). This agreement appointed the Advisor to act as investment advisor to the Trust on behalf of six series portfolios for a one-year period. This agreement has subsequently been extended annually and currently is effective through April 14, 2007. The Directors considered past investment performance, progress in compliance matters, strategies and economic and market outlook of the Advisor in the renewal process. The advisor furnishes investment management and advisory services for a fee based on average daily net asset value. The fee for each portfolio is in accordance with a fee schedule of .40% for STBF, .50% for GBF, and .90% for all other portfolios. In 2005 the Adviser temporarily reduced the fees to .25% for the General Bond Fund and 0% for the Short Term Bond Fund, but the fees were restored to the fee schedule on June 10, 2006 for GBF and June 20, 2006 for STBF.

     The president of the investment advisor is the organizer of the Trust. The agreement provides for an expense reimbursement from the investment advisor if the Trust's total expense for any series (fund), exclusive of taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses, for any fiscal year, exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified. The agreement also stipulates that all organizational expenses of the Trust were paid by the investment advisor as well as certain marketing, legal and accounting and transfer and custodial services for the first two years. Such costs continued to be absorbed by the investment advisor through December 31, 2001, except for certain marketing and other costs associated with the sale and distribution of shares.

     Effective January 1, 2002, the Trust began paying certain operating expenses including custodian, registration, legal and auditing fees, and printing and insurance expenses, and a portion of bookkeeping fees. Remaining bookkeeping fees continued to be absorbed by the investment advisor. Directors' fees of $10,147 and $9,485 in 2006 and 2005 respectively, were also incurred by the Trust.

     Effective September 1, 1998, Staar Investment Trust shareholders approved a 12b-1 arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust. This arrangement remained in effect through August 1, 2001 when a new 12b-1 arrangement, discussed below was implemented and which includes these fees. The commission structure under this arrangement is .5% for bond funds and 1.0% for stock funds for the first 12 months from date of purchase and .15% for bond funds and .25% for stock funds thereafter. Commissions were calculated based on fair market values and were payable monthly in the first 12 months and quarterly thereafter. For the period May through December 2000, 12b-1 commission expenses were also absorbed by the investment advisor. Subsequent to December 31, 2000, the advisor no longer absorbed 12b-1 fees.

     Effective August 2, 2001, STAAR Investment Trust shareholders approved a new 12b-1 arrangement which provided for accrual of fees based upon a daily percentage (.000411% for bond funds and .000548% for stock funds) of the total net asset values. The broker/dealer fees discussed above were paid out of such fee accruals. The balance of the fees was used for marketing and other costs associated with the sale and distribution of shares. Effective January 1, 2002, Staar Investment Trust changed the 12b-1 daily accrual rate to .000658% for all funds, based upon estimated requirements. In 2003 and in 2004 management revised its estimated resulting liability, and accordingly recorded reductions to 12b-1 expenses. For the years ended December 31, 2006 and 2005, the aggregate net amounts charged to expense for all portfolios were $16,922 and $19,663, respectively.

     Effective January 1, 2004 the Trust entered into a mutual fund service agreement with STAAR Financial Advisors, Inc. under which each portfolio is charged a fee of .38% of average daily net assets for fund accounting and operations, shareholder and transfer agency and compliance services provided. The agreement is reviewed and renewed annually by the Board of Trustees and was effective through December 31, 2006.

STAAR INVESTMENT TRUST

                             STAAR INVESTMENT TRUST
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2006

NOTE 5-INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (cont.)

Certain affiliated persons holding shares in the six portfolios purchased such shares at Net Asset Value at respective date of purchase. Those affiliated persons held aggregate investments in the respective funds as of December 31, 2006, as follows:

                                                                   SHARES OWNED
                                             --------------------------------------------------------
                                               GBF      STBF      LCSF      SCSF      INTF      ACF
                                             -------   ------   -------   -------   -------   -------
J. Andre Weisbrod & Family                     4,809    5,086    11,099    11,946    10,116    10,525
Trustees (not including J. Andre Weisbrod)         0      199        33        33        63        65
Employees of Adviser                               0        0       165     2,319       203       182
Other Affiliated Persons                           0        0         0         0         0         0
                                             -------   ------   -------   -------   -------   -------
      TOTAL Number of Shares                   4,809    5,285    11,297    14,298    10,382    10,772

                                                               VALUE OF SHARES OWNED

J. Andre Weisbrod & Family (Incl Francis)    $48,627   47,282   155,911   165,696   157,993   152,154
Trustees (not including J. Andre Weisbrod)         0    1,852       467       464       990       935
Employees of Adviser                               0        0     2,313    32,165     3,166     2,631
Other Affiliated Persons                           0        0         0         0         0         0
                                             -------   ------   -------   -------   -------   -------
   Total Value of Shares Owned               $48,627   49,134   158,691   198,325   162,149   155,720
                                             -------   ------   -------   -------   -------   -------

The Trustees have authorized the use of a broker-dealer in which the president of the investment advisor serves as a registered representative; as such, the president of the investment advisor may benefit indirectly from the Trust's payment of commissions and 12(b)-1 fees.

NOTE 6 - AVAILABILITY OF ADDITIONAL INFORMATION

Fund Directors: Additional information about the Board of Trustees can be found in the Statement of Additional Information as filed with the SEC. For a copy you may write to Shareholder Services, STAAR Financial Advisors, Inc., 604 McKnight Park Dr., Pittsburgh, PA 15237 or call 412-367-9076 or 1-800-332-7738 PIN 3371.
Proxy Voting Policies: The Proxy Voting Policy and Proxy Voting Record for the most recent 12-month period may be obtained from STAAR Financial Advisors as listed above.

ITEM 22 (B) (7) - MANAGEMENT DISCUSSION OF FUND PERFORMANCE

ALTCAT FUND

                                                      THREE YR.    FIVE YR.    TEN YR.        SINCE         SINCE
                                                         AVG.        AVG.        AVG.        PUBLIC        PRIVATE
FOR PERIODS                  LAST     YEAR-     ONE    ANNUAL       ANNUAL      ANNUAL      INCEPTION     INCEPTION
ENDING 12/31/06            QUARTER   TO-DATE   YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
---------------            -------   -------   ----   ---------   ---------   ---------   ------------   -----------
AltCat Fund (ACF)            7.5%     11.7%    11.7%    12.0%        8.7%        6.3%         6.1%           6.3%
S&P 500 INDEX                6.7%     15.8%    15.8%    10.4%        6.2%        8.4%         7.2%           9.2%

Portfolio Turnover 11.08%

*    Total returns include reinvested dividends and gains.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

ACF Ending Value: $17,688   S&P 500 Index: $19,466

     After keeping pace or beating the S&P 500 for seven years, the AltCat Fund trailed in 2006. Among the biggest factors affecting performance in 2006 was our decision to be more conservative by selling some securities and holding a higher percentage of assets in cash equivalents than usual. Our evaluation of the overall market conditions led us to conclude that the risk factors had increased substantially and caution was warranted.

     At the same time, some positions in sectors such as energy lost ground as 2006 progressed after an excellent run-up previously. We elected to hold onto most of these since our position is that the energy sector on a long-term basis is an important core holding for the Fund.

     The majority of our positions beat the S&P500 index in 2006. Most notable among our holdings were HLDRS Internet Infrastructure ETF (+41.5%), BLDRS Emerging Markets ETF (+37.7%), Eaton Vance Grtr India (+36.3%) and iShares Malaysia (+36.2%).

     Disappointments included Live Oak Health Sciences Fund (-9.3%), John Hancock Tech Leaders Fund (+2.5%), Muhlenkamp Fund (+4.1%) and iShares Japan (+5.5%).

     While the AltCat Fund trailed in 2006, its overall performance over the last seven years has been excellent. We continue to maintain a wide diversification of investments globally and in sectors, trying to identify and take advantage of trends. As the current markets rise, it might be helpful to remember our tendency to be conservative. As the great 1990's bull market run climaxed in a huge 1999 performance, we began employing a more conservative strategy. When the bubble burst in 2000, we were positioned to avoid the worst of the sell-off, which lasted the better part of three years. From 2000 through 2002, when the S&P 500 lost 37.5% and the NASDAQ 67.2%, the ACF lost only 23.3%. We are pleased to report that the ACF outperformed the S&P 500 for the 3 and 5-year periods ending 12/30/06.

GENERAL BOND FUND

                                                      THREE YR.    FIVE YR.    TEN YR.        SINCE         SINCE
                                                         AVG.        AVG.        AVG.        PUBLIC        PRIVATE
FOR PERIODS                  LAST     YEAR-     ONE    ANNUAL       ANNUAL      ANNUAL      INCEPTION     INCEPTION
ENDING 12/31/06            QUARTER   TO-DATE   YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
---------------            -------   -------   ----   ---------   ---------   ---------   ------------   -----------
General Bond Fund (GBF)      0.9%      3.7%    3.7%      1.4%        3.1%        4.6%         4.7%           4.4%
LEHMAN BROS INTERMED
   GOV/CRED IDX              1.0%      4.1%    4.1%      2.9%        4.5%        5.8%         5.9%           5.9%

Current Yield as of 12/31/06... 3.52%**   S.E.C. Yield as of 12/31/06... 3.60%***
Average Maturity......... 1.6 Years       Portfolio Turnover 40.48%

* Total returns include reinvested dividends and gains. Management waived $.02 of fees for 2005.

** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)

*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

GBF Ending Value: $16,302   Lehman Bros Intermediate Gov't/Credit Index: $18,186

     The bond yield curve continued to be surprisingly flat or inverted in spite of the Federal Reserve's concern about inflation. The mild slowdown in the economy, large amounts of corporate cash and continued strong buying of U.S. debt instruments by foreign buyers are some of the reasons why long term and intermediate term rates did not rise.

     Our evaluation of the markets during 2006 and into 2007 concluded that the risk to reward for longer-term maturities was unfavorable. Therefore we kept our average maturities shorter than normal. This is the principal reason the GBF under performed its benchmark in 2006. There were no issues in the purchase or sale of any individual security that affected performance materially.

     A secondary reason for under performance is that the Fund is too small to bid effectively in the larger bond markets. This was less of a problem when interest rates were higher. However with low interest and tighter spreads, it is harder to compete with larger buyers.

     Third, because of the Fund's small size, it is harder to keep the expense ratios lower. The Adviser has waived fees in the past and may do so in the future to help in this area.

     The strategy to improve performance includes seeking opportunities to acquire higher-yielding securities without compromising the quality standards of the Funds objectives. Every effort will be made to market the Fund so that assets can grow to a level where expenses do not affect performance as much.

INTERNATIONAL FUND

                                                      THREE YR.    FIVE YR.    TEN YR.        SINCE         SINCE
                                                         AVG.        AVG.        AVG.        PUBLIC        PRIVATE
FOR PERIODS                  LAST     YEAR-     ONE    ANNUAL       ANNUAL      ANNUAL      INCEPTION     INCEPTION
ENDING 12/31/06            QUARTER   TO-DATE   YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
---------------            -------   -------   ----   ---------   ---------   ---------   ------------   -----------
International Fund (INTF)   10.8%     21.4%    21.4%    19.0%       13.8%        6.8%         6.2%           7.3%
EAFE INDEX                  10.4%     26.3%    26.3%    19.9%       15.0%        7.7%         7.3%           7.4%

Portfolio Turnover...........15.66%   Total returns include reinvested dividends and gains

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

INTF Ending Value: $17,797   EAFE International Index: $19,920

     International markets continued to be strong in 2006. The INTF trailed the EAFE in 2006 due to our having taken a more conservative stance mid year and increasing the percentage of the portfolio held in cash equivalents.

     The majority of our positions beat the EAFE index in 2006. Most notable among our holdings were iShares Spain (+49.5%), iShares Singapore (+46.1%), iShares Sweden (+43.3%), Eaton Vance Grtr India (+36.3%) and iShares Malaysia (+36.2%).

     Disappointments included iShares Japan (+5.5%), Vanguard Pacific Stock ETF (+12.1%), Credit Suisse Intl Focus (+18.3%) and Templeton Foreign Fund (+19.9%).

     International markets offer great diversity and our analysis indicates a greater upside potential than in domestic U.S. stocks. We continue to analyze trends in various countries and use exchange-traded funds (ETFs) to take advantage of single country stock market opportunities.

LARGER COMPANY STOCK FUND

                                                      THREE YR.    FIVE YR.    TEN YR.        SINCE         SINCE
                                                         AVG.        AVG.        AVG.        PUBLIC        PRIVATE
FOR PERIODS                  LAST     YEAR-     ONE    ANNUAL       ANNUAL      ANNUAL      INCEPTION     INCEPTION
ENDING 12/31/06            QUARTER   TO-DATE   YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
---------------            -------   -------   ----   ---------   ---------   ---------   ------------   -----------
Larger Co. Stock Fd
   (LCSF)                    5.0%      9.4%     9.4%     7.9%        4.4%        5.9%         5.1%           6.5%
S&P 500 INDEX                6.7%     15.8%    15.8%    10.4%        6.2%        8.4%         7.2%           9.2%

Portfolio Turnover: 22.95%

*    Total returns include reinvested dividends and gains.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

LCSF Ending Value: $16,185   S&P 500 Stock Index: $19,920

     After a rough mid-year downturn, stocks rebounded strongly in the second half of 2006. The lack of volatility was surprising and the LCSF performance suffered due to our conservative stance. A few of our core underlying funds also contributed to the under performance with below average years.

     Significant changes included the sale of all shares in the Putnam Fund for Growth & Income and the Dreyfus Premier Intrinsic Value Fund. These assets were placed into cash and a new core fund, the Heartland Select value Fund.

     When the markets faltered mid-year, we sold portions of a number of positions for risk management purposes. Our expectation for a deeper correction proved to be unfounded and we did not reinvest some of this cash after the markets turned strongly upward.

     In evaluating LCSF holdings in 2006 we were disappointed in the performance of the Calamos Growth (1.45% 2006 total return), and Navellier Mid Cap Growth (5.17%) funds, which had excellent previous track records. We have decided to retain these funds sice their history would indicate a good probability of their returns catching up. So far that has occurred into the early part of of 2007 Most of the other positions performed well. Six of the core underlying managed funds beat the S&P500.

     Our strategy going forward will be to continuously evaluate our underlying fund holdings and make changes that we think will improve return potential and/or manage risks effectively. We have gradually increased our use of Exchange Traded Funds (ETFs), which offer efficiency, flexibility and a wide choice of sectors.

     We continue to be cautiously optimistic that both the economy and the stock market can continue to grow and will be looking for buying opportunities in 2007. However, the last time the market ran up strongly, a deep bear market followed it. A significant economic slowdown or major negative event could trigger a downturn. Our tendency to err on the conservative side paid off from 2000 through 2002. When the S&P 500 lost 37.5% and NASDAQ tumbled over 60%, the LCSF lost only 28.2% and it outperformed the S&P 500 from 2000 through the end of 2006.

SHORT TERM BOND FUND

                                                      THREE YR.    FIVE YR.    TEN YR.        SINCE         SINCE
                                                         AVG.        AVG.        AVG.        PUBLIC        PRIVATE
FOR PERIODS                  LAST     YEAR-     ONE    ANNUAL       ANNUAL      ANNUAL      INCEPTION     INCEPTION
ENDING 12/31/06            QUARTER   TO-DATE   YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
---------------            -------   -------   ----   ---------   ---------   ---------   ------------   -----------
Short Term Bond Fund
   (STBF)                    1.0%      3.5%    3.5%      1.1%        3.5%        4.9%         5.1%           5.0%
LEHMAN BROS 1-3 YEAR GOVT
   INDEX                     1.0%      4.1%    4.1%      2.3%        3.0%        4.8%         4.3%           4.9%

Current Yield as of 12/31/06..   3.53%**
S.E.C. Yield as of 12/31/06...   3.47%***
Average Maturity..............   1.1 Yrs
Portfolio Turnover............   11.79%

* Total returns include reinvested dividends and gains. Management waived $.03 of fees for 2005.

** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)

*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

STBF Ending Value: $16,124   Lehman Bros. 1-3 Government Bond Index: $15,966

     The bond yield curve continued to be surprisingly flat or inverted in spite of the Federal Reserve's concern about inflation. After many months of interest rate hikes, the Federal Reserve decided to hold on any further rate hikes.

     The STBF under performed in 2006. One reason for under performance is that the Fund is too small to bid effectively in the larger bond markets. Also because of the Fund's small size, it is harder to keep the expense ratios lower. The Adviser has waived fees in the past and may do so in the future to help in this area. There were no issues in the purchase or sale of any individual security that affected performance materially.

     The strategy to improve performance includes seeking opportunities to acquire higher-yielding securities without compromising the quality standards of the Funds objectives. Every effort will be made to market the Fund so that assets can grow to a level where expenses do not affect performance as much.

SMALLER COMPANY STOCK FUND

                                                      THREE YR.    FIVE YR.    TEN YR.        SINCE         SINCE
                                                         AVG.        AVG.        AVG.         PUBLIC       PRIVATE
FOR PERIODS                  LAST     YEAR-     ONE    ANNUAL       ANNUAL      ANNUAL      INCEPTION     INCEPTION
ENDING 12/31/06            QUARTER   TO-DATE   YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
---------------            -------   -------   ----   ---------   ---------   ---------   ------------   -----------
Smaller Co. Stock Fd
   (SCSF)                    8.6%     14.2%    14.2%    10.6%        9.6%        9.4%         9.8%           9.5%
RUSSELL 2000 INDEX           8.9%     18.4%    18.4%    13.6%       11.4%        9.4%         9.4%           9.7%

     Portfolio Turnover 37.46%

*    Total returns include reinvested dividends and gains.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

SCSF Ending Value: $24,673   Russell 2000 Index: $23,316

     In a similar story to our other stock funds, the SCSF under performed in 2006. Our approach and that of the majority of our core underlying funds has proven to be a bit too conservative over the past couple years, and we have trailed our benchmark index after out performing for a number of years. Since public inception the SCSF is still ahead of the Russell 2000.

     Among our holdings we were pleased with the performance of Gartmore SmallCap fund (+29.2%), Royce Microcap fund (+22.3%), Franklin MicroCap Value fund (+19.9%) and iShares S&P 600 Value ETF (+19.3%).

     Disappointments included Bjurman, Barry Microcap fund (+4.5%), Hennessy Cornerstone Growth fund (+10.4%), and Munder Small Cap Value fund (+10.5%).

     Our positioning has been working well so far in 2007. We think value stocks may out perform growth. We will be looking for opportunities to enhance performance as the year progresses while keeping an eye on the risk factors.

----------
Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. NOTES: Performance figures are total returns except those marked with an *, for which dividend reinvestment figures were not available. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.

(1) The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96. Public registration was effective on 5/28/97 with no changes in investment operations.

(2) On August 12, 2004 shareholders approved changes to the bond funds. The Long Term Bond Fund became the Short Term Bond Fund and the Intermediate Bond Fund became the General Bond Fund.

FOR A PROSPECTUS, CALL 1-800-332-7738 P.I.N. 3370 OR VISIT WWW.STAARFUNDS.COM

                                     PART C

                                OTHER INFORMATION

Item 23. EXHIBITS

EXHIBIT
 NUMBER                           DESCRIPTION OF EXHIBIT
-------                           ----------------------
  X(a)    Declaration of Trust of the Registrant

  X(b)    By-laws of the Registrant

  (c)     Not Applicable

 X(d)     Investment Advisory Agreement between Registrant and Staar Financial
          Advisors, Inc. (the "Advisor")

  (e)     Not Applicable

  (f)     Not Applicable

 XX(g)    Custodian Agreement between Registrant and StarBank.

 X        (h) Form of Transfer Agency and Shareholder Services Agreement among
          Registrant and the Advisor (see (d) above)

  X(h)    Consent to Use of Name contained in (d) above

 99(i)    Opinion of Counsel and Consent of Counsel

 99(j)    Consent of Independent Accountants

  (k)     Not Applicable

  (l)     Not Applicable

 XXX(m)   Rule 12b-1 Plan

XXXX(n)   Financial Data Schedule

  (o)     Not Applicable

  (p)     Board of Trustees Code of Ethics

X    - Filed with Initial N-1A and incorporated herein by reference.

XX   - Filed with Pre-effective Amendment # 1 to Form N-1A and incorporated herein by reference.

XXX  - Filed with Proxy Statement in Post Definitive 14A filing

XXXX - Filed with Form NSAR

Item 24 - PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.

Item 25 - INDEMNIFICATION

     Under the Registrant's Declaration of Trust and By-laws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connect with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and By-laws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the By-laws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant.

     Moreover, the Declaration of Trust and By-laws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits and proceedings, and certain liabilities that might be imposed as a result of such actions, suits and proceedings, to which they are parties by reason of being or having been such Trustees or Officers. The policy expressly excludes coverage for any Trustee or Officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

Item 26 - BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Staar Financial Advisors, Inc. (the "Adviser"), is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations and other business entities.

     Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

  NAME/BUSINESS     POSITION WITH ADVISOR                OTHER
  -------------     ---------------------                -----
J. Andre Weisbrod   President, Director     Registered Representative
                                            WRP  Investments, Inc.

Charles Sweeney     Secretary & Director    Marketing Consultant Graphic
                                            Arts Technology Council;
                                            Before 1992 Graphic Arts Sales
                                            Eastman Kodak Company

James A. Gordon     Director                Retired

Item 27 - PRINCIPAL UNDERWRITER

     Inapplicable.

Item 28 - LOCATION OF ACCOUNTS AND RECORDS

     The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its Pittsburgh office located at 604 McKnight Park Drive, Pittsburgh, PA, 15237. Certain records, including the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of the Registrant's custodian located as to the custodian, at The Trust Company of Sterne, Agee & Leach, Inc., 800 Shades Creek Pkwy, Suite 125, Birmingham, AL 35209, and, as to the transfer and dividend disbursing agent functions, c/o of the Advisor at 604 McKnight Park Drive, Pittsburgh, PA, 15237.

Item 29 - MANAGEMENT SERVICES

     Inapplicable

Item 30 - UNDERTAKINGS

     Inapplicable

                                     NOTICE

     "The General Bond Fund (GBF)," "The Short-Term Bond Fund (STBF)," The Larger Company Stock Fund (LCSF)," "The Smaller Company Stock Fund (SCSF)," "The International Fund (INTF)," and "The Alternative Categories Fund (AltCat)" are the designations of the Trustees under the Declaration of Trust of the Trust dated February 28, 1996 as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Pennsylvania. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

     SIGNATURES

     Pursuant to the requirements of (the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant (certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh, and the State of Pennsylvania on the 28th day of February, 2007.

                                        The Staar Investment Trust

                                        Registrant


                                        By: /s/ J. Andre Weisbrod
                                            ------------------------------------
                                            J. Andre Weisbrod, Trustee

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ Jeffrey A. Dewhirst
-------------------------------------
Jeffrey A. Dewhirst
Trustee                                 February 28, 2007
(Signature)                             (date)


/s/ Thomas J. Smith
-------------------------------------
Thomas J. Smith
Trustee                                 February 28, 2007
(Signature)                             (date)


/s/ Richard Levkoy
-------------------------------------
Richard levkoy
Trustee                                 February 28, 2007
(Signature)                             (date)


/s/ J. Andre Weisbrod
-------------------------------------
J. Andre Weisbrod
Trustee                                 February 28, 2007
(Signature)                             (date)